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Exhibit 10.5

GAS GATHERING AGREEMENT
BETWEEN
COWTOWN PIPELINE PARTNERS L.P. ("GATHERER")
AND
BLUESTONE NATURAL RESOURCES II, LLC ("PRODUCER")
Lake Arlington Gathering System, Tarrant County, Texas

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TABLE OF CONTENTS

1.	Definitions 1

2.	Dedication 6

3.	Reservations of Parties 7

4.	Receipt Point(s) and Delivery Point(s) 7

5.	System Operations; Imbalances 9

6.	Quantity; Nominations and Dispatching 10

7.	Quality 11

8.	Tests 13

9.	Measurement and Meter Testing 13

10.	Allocation of Gains, Fuel and Loss 16

11.	Fees 16

12.	Accounting, Payments and Credit Assurances 17

13.	Warranty 19

14.	Taxes 20

15.	Indemnity 20

16.	Force Majeure 22

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17.	Unprofitable Operations and Rights of Termination 23

18.	Term 23

19.	Regulatory Bodies 24

20.	Disputes 24

21.	Notices and Payments 24

22.	Right to Process the Subject Gas 26

23.	Assignment 26

24.	Miscellaneous 26

25.	Gas Gathering at Village Creek Pad 27

EXHIBIT A: CONTRACT AREA
EXHIBIT B: RECEIPT POINTS AND DELIVERY POINTS
EXHIBIT C: THIRD PARTY RECEIPT AND DELIVERY POINTS
EXHIBIT D: EXCLUDED SHUT-IN WELLS

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GAS GATHERING AGREEMENT
THIS GAS GATHERING AGREEMENT (the "Agreement") is made and entered into as of the Effective Date by and among COWTOWN PIPELINE PARTNERS L.P., a Texas limited partnership ("Gatherer"), and BLUESTONE NATURAL RESOURCES II, LLC ("Producer"), a Delaware limited liability company. Gatherer and Producer are sometimes individually referred to herein as a "Party" and collectively as the "Parties."
WITNESSETH, THAT:
WHEREAS, Producer is in the business of producing gas and owns gas production from one or more wells on the lands within the Contract Area (or lands pooled therewith) and desires for Gatherer to gather such gas for redelivery to Producer or Producer's Transporter;
WHEREAS, Gatherer is in the business of providing natural gas gathering services along its Gathering System and desires to receive, gather and deliver such gas to Producer or Producer's Transporter, subject to the terms and conditions herein; and
NOW, THEREFORE, for good and valuable consideration the adequacy, receipt and sufficiency of which are hereby set forth and acknowledged, and for all of the representations, warranties and mutual covenants set forth herein, Gatherer and Producer agree as follows:
1.Definitions
1.1. For the purpose of this Agreement, the following terms and expressions used herein are defined as follows:
a.“Affiliate” shall mean, with respect to any specified Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person. As used in this definition, the term “Control” (including its derivatives and similar terms) means the ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock issued by a corporation, the limited liability company interests of a limited liability company or the equivalent equity interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or Persons with management authority performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency. Gatherer acknowledges and agrees that Producer’s majority owner is a private equity sponsor that owns and controls a number of other portfolio companies engaged in the oil and gas business

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and that none of such other portfolio companies shall be considered an “Affiliate” under this Agreement if neither Producer nor any personnel of Producer directly or indirectly direct or cause the direction of the management and policies of that company. Producer acknowledges and agrees that Gatherer is controlled by First Reserve Corporation, which owns and controls a number of other portfolio companies engaged in the oil and gas business and none of such other portfolio companies shall be considered an "Affiliate" under this Agreement if Gatherer nor any personnel of Gatherer directly or indirectly direct or cause the direction of the management and policies of that company.
b."Asset Purchase Agreement" shall mean that certain Asset Purchase Agreement by and among QRI, Cowtown Gas Processing L.P. and Cowtown Pipeline L.P. and Producer, dated January 22, 2016.
c."Btu" shall mean one British thermal unit, which is the quantity of heat required to raise one pound avoirdupois of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 pounds per square inch absolute.
d."Component" shall mean those hydrocarbon and non- hydrocarbon molecular constituents which are definable by industry standards and procedures. Such Components as used in this Agreement shall be:

N2 - Nitrogen
CO2 - Carbon Dioxide
H2S - Hydrogen Sulfide
C1 - Methane
C2 - Ethane
C3 - Propane
iC4 - Iso-butane
nC4 - Normal Butane
iC5 - Iso-pentane
nC5 - Normal Pentane
C6+ - Hexanes and Heavier Compounds
e."Contract Area" shall mean that area as described or outlined on Exhibit A which is attached hereto and made a part hereof for all purposes, but specifically excludes Producer’s and/or its Affiliates’ leasehold interests owned immediately prior to the Effective Date within the Contract Area but not listed on Exhibit A.

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f."CPI Adjustment" shall mean that percentage equal to the
percentage increase between:
(i) the seasonally unadjusted consumer Price Index for Urban Wage Earners and Clerical Workers (all items), U.S. city Average (1982-84 =100), as published by the U.S. Department of Labor, Bureau of Labor Statistics ("CPI-W") for the month of December of the second year prior to the Escalation Date; and
(ii) the seasonally unadjusted CPI-W for the month of December immediately preceding the Escalation Date.
g.“Crestwood Offload Point” shall mean the interconnect between Third Party Gatherer's central delivery point and Gatherer’s Gathering System, as described on Exhibit C. With regard to the Subject Gas produced from the Village Creek Pad, the Crestwood Offload Point is not and will not be deemed to be a Receipt Point on Gatherer's Gathering System.
h."Day" shall mean a period of twenty-four (24) consecutive hours beginning and ending at seven o'clock a.m. Central Standard Time.
i."Dedicated Properties" shall mean (i) Producer’s and/or its Affiliates’ leasehold interest as of the Effective Date within the Contract Area in and to those certain oil, gas and/or mineral leases, as are listed on Exhibit A, and (ii) Producer’s and/or its Affiliates’ interests within the Contract Area in and to any new oil, gas and/or mineral lease acquired by Producer or its Affiliates after the Effective Date, provided that any wells on lands covered by such lease or lands pooled therewith and within the Contract Area are connected to the Gathering System pursuant to Section 4.4.
j."Delivery Points" shall mean the point(s) of interconnect between the Gathering System and the Transporter receiving the Gas, which point(s) are shown on Exhibit B which is attached hereto and made a part hereof for all purposes.
k.“Effective Date” shall have the meaning set forth in Section 1(c) of the Letter Agreement.
l."Electrical Power" shall mean the electricity consumed in the operation of, and purchased from a utility or like entity which serves, the Gathering System and any of the related field facilities.

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m."Escalation Date" shall mean January 1, 2018 and each January 1st thereafter during the Term.
n."Fuel and Loss" shall mean the gas volumes used or consumed in the operation of the Gathering System, which shall include, but shall in no way be limited to, (i) fuel used for dehydration, compression, conditioning, blending, treating, or recompression, (ii) gas needed for line pack, (iii) gas vented during operations, (iv) lost and unaccounted for gas, and (v) any Liquefiable Hydrocarbons that become separated from the gas while the gas is in the Gathering System.

o."Gas" shall mean natural gas which is owned or controlled by Producer and producible from wells drilled on Dedicated Properties or lands pooled therewith within the Contract Area, including casinghead gas produced with crude oil, gas from gas wells produced in association with crude oil (associated gas), and gas from condensate wells (non-associated gas), and shall include any inerts or impurities contained therein.

p.“Gathering Fee” shall have the meaning set forth in Section 11.1.

q."Gathering System" shall mean, but shall in no way be limited to, the gas gathering pipelines, fuel gas pipelines, dehydration facilities, compression facilities, junctions, heaters, meters, separators, electric power lines, communications cables, roads, and other related facilities and equipment, including the rights to the lands located thereon, necessary to gather and transport gas from the Gathering System's Receipt Point(s) to the Delivery Point(s), from the inlet flange of the pipeline metering facility installed at the Receipt Point(s) up to the upstream flange of the metering facility at the Delivery Point(s), and shall include any expansion of the Gathering System as provided in Section 4.4.

r.“GPM” shall mean gallons per thousand cubic feet.

s.“Letter Agreement” means that certain letter agreement executed by the Parties contemporaneously with this Agreement.

t.“Lift Gas” shall mean the Gas, reserved by Producer under Section 3.2, used by Producer for gas lift operations in the Contract Area, measured in MCFs at meter station number TXSA 119MU Arlington Plant MU.

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u."Liquefiable Hydrocarbons" shall mean ethane, propane, iso-butanes, normal butanes, iso-pentanes, normal pentanes, hexanes and heavier hydrocarbons, and incidental methane, or any mixtures thereof, which may be recovered or extracted in the Gathering System.

v."MCF" shall mean 1,000 standard cubic feet of gas.

w."MMBtu" shall mean 1,000,000 Btu's.

x."MMCF" shall mean 1,000,000 standard cubic feet of gas.

y."MMCFD" shall mean 1,000,000 standard cubic feet of gas per day.

z."Month," "billing month," "period," and "accounting period" shall mean the period beginning at seven o'clock a.m. on the first day of a calendar month and ending at seven o'clock a.m. on the first day of the next succeeding calendar month.

aa."Person" means any natural person, corporation, limited liability company, partnership, joint venture, association, cooperative, or other entity.

ab.	"psia" shall mean pounds per square inch absolute.

ac.	"psig" shall mean pounds per square inch gauge.

ad."Receipt Points" shall mean the inlet flange of Gatherer's metering facilities located at or near each of Producer's wells located within the Contract Area or such other point as may be mutually agreed upon by the Parties. The Gathering System's Receipt Point(s) are listed on Exhibit B to this Agreement which is attached hereto and made a part hereof for all purposes and which may be amended from time to time to reflect the addition or deletion of a Receipt Point.

ae."SCF" or "standard cubic foot of gas" shall mean the amount of Gas necessary to fill a cubic foot of space when the Gas is at a pressure of 14.65 pounds per square inch absolute and a temperature of 60 degrees Fahrenheit.

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af.“Senior Executives” shall have the meaning set forth in Section 20.1.

ag.“Subject Gas” means the Gas other than natural gas owned by Tokyo Gas and subject to the Tokyo Gas Gathering Agreement.

ah."Term" shall have the meaning set forth in Section 18.

ai.“Third Party Delivery Points” shall mean the points of interconnect between the Third Party Gathering System and a Transporter, which points are described on Exhibit C.

aj.“Third Party Gatherer” shall mean Access Midstream Partner LP.

ak.“Third Party Gatherer’s Gathering System” shall mean the gathering system owned and operated by Third Party Gatherer.

al.“Third Party Gathering System Fuel” shall mean that gas or electricity consumed or used in the operation of the Third Party Gatherer's Gathering System, which includes gas consumed or used in gathering and compressing, or treating gas on the Third Party Gatherer's Gathering System, but shall not include lost and unaccounted for gas, or gas vented during operations.

am.“Tokyo Gas” shall mean Tokyo Gas, Co., Ltd.

an.“Tokyo Gas Gathering Agreement” shall mean that certain Amended and Restated Gas Gathering Agreement, dated as of September 1, 2008, among Gatherer, Quicksilver Resources Inc. and Tokyo Gas, as amended, modified or otherwise supplemented.

ao."Total Delivered Quantities" shall have the meaning set forth in Section 10.1.

ap."Transporter" shall mean the receiving pipeline(s) downstream of the Gathering System into which the Subject Gas gathered hereunder is to be delivered at the Delivery Point(s).

aq.“Village Creek Gas Lift Facility” shall have the meaning set forth in Section 25.5.

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ar.“Village Creek Lift Gas” shall have the meaning set forth in Section 25.5.

as.“Village Creek Pad” shall mean Producer’s wells located on the pad depicted on Exhibit A as further described in Section 25.5.

at.“Village Creek Pad Receipt Point” shall mean Third Party Gatherer's meter on the Village Creek Pad, as further described in Section 25.2 and on Exhibit C.

au.“Village Creek Pad Volume” shall have the meaning set forth in Section 25.4.
2.
    Dedication
2.1.Subject to the terms and provisions hereof, Producer (a) dedicates the Dedicated Properties to the Gathering System for gathering by Gatherer and (b) commits to deliver or cause to be delivered at Gatherer’s Receipt Point(s) the total volume of Subject Gas from wells now or hereafter drilled on the lands covered by the Dedicated Properties (or lands pooled therewith), in each case excluding the Subject Gas reserved or utilized by Producer in accordance with the terms of Section 3. Any transfer by Producer of its right, title, or interest in the Dedicated Properties or in the Subject Gas owned by Producer, or in an oil and gas lease, fee mineral interest or other agreement, interest or right which creates or gives rise to Producer’s interest in the Subject Gas owned by Producer, to a third party, whether by farmout, contract, or otherwise, shall be subject to this Agreement. In addition, Producer will notify any person to whom Producer transfers all or a portion of its right, title, or interest in or out of the Dedicated Properties or the Subject Gas owned by Producer that such Dedicated Properties, and the Subject Gas owned by Producer located under the lands covered by such Dedicated Properties is dedicated pursuant to the terms of this Agreement to be gathered by Gatherer. Producer will notify Gatherer of any such transfer within 10 days of the effective date. Failure of Producer to comply with the foregoing shall not affect Gatherer’s rights herein or the dedication being binding on successors or assignees.
2.2.Gas shall be delivered to the Receipt Point(s) after standard mechanical separation by Producer for the removal of free water and free liquid hydrocarbons, but shall not otherwise be processed by Producer for the removal of Liquefiable Hydrocarbons.

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2.3.    Gatherer agrees that subject to the provisions hereof, it will receive the Subject Gas from the Receipt Point(s), and will cause the redelivery of such Subject Gas, less Producer’s pro rata share of Fuel and Loss, to Producer or Producer's Transporter at the Delivery Point(s).

2.4.    To the extent Producer acquires any additional leasehold interests within the Contract Area that are subject to an existing services contract with Gatherer, such interests shall remain subject to such contract until the expiration or termination of such contract unless Producer and Gatherer mutually agree to a release under the terms of such contract and dedicate and commit the interests to this Agreement. To the extent Producer acquires any additional leasehold interests within the Contract Area that are subject to an existing dedication, such interests shall not be subject to this Agreement for so long as the prior dedication remains in effect without Producer exercising any extension rights or entering into an agreement to extend the duration of the prior dedication.

2.5.    Producer hereby represents and warrants to Gatherer, the following: (i) Exhibit A contains true, accurate, and complete descriptions of all oil, gas and/or mineral leases within the Contract Area acquired from QRI pursuant to the terms to Asset Purchase Agreement and owned by Producer or its Affiliates as of the Effective Date, which are dedicated and committed to the Gathering System as of the Effective Date; and (ii) Producer or its Affiliates have the right to dedicate and commit such oil, gas and/or minerals leases to the Gathering System. To the extent that Producer did acquire from QRI pursuant to the Asset Purchase Agreement oil, gas and/or mineral leases within the Contract Area which have been omitted from Exhibit A, such oil, gas and/or mineral leases shall be deemed to be included on Exhibit A and the Parties shall promptly amend Exhibit A to add such omitted oil, gas and/or mineral leases. Such amendments to Exhibit A shall be Gatherer’s sole and exclusive remedy for Producer’s breach of any representation or warranty in this Section 2.5.

2.6    Either Party may record a mutually agreeable form of memorandum of this Agreement in the official public records of the counties located within the Contract Area.

3.
    Reservations of Parties
3.1.Producer reserves all liquid hydrocarbons, oil, or condensate removed by Producer by means of mechanical gas-liquid separators (including heater-

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treaters), drips, and/or lines from the Gas prior to delivery to Gatherer. If mechanical cooling is performed by Producer to meet the temperature specifications of this Agreement, Producer shall not reduce the temperature of the Gas below 60 degrees Fahrenheit.
3.2.Producer reserves all Gas that may be required for cycling, repressuring, pressure maintenance, and gas lift operations with respect to gas reservoirs on the premises committed hereunder; provided, however, that the Gas used in such operations shall be subject to the terms of this Agreement (to the extent that such Gas can be economically saved) and delivered to Gatherer following the cessation of such operations.
3.3.Producer reserves that amount of Gas which is required for above ground development and operation within the Contract Area.
3.4.Producer expressly reserves the right to deliver or furnish to Producer's lessor such Gas as required to satisfy the terms of Producer's oil and gas leases.
4.
    Receipt Point(s) and Delivery Point(s)
4.1.Producer shall be responsible for all arrangements and, at its own expense, shall construct, equip, maintain, and operate all facilities (including, but not limited to, all necessary separation, dehydration, and/or compression equipment), necessary to deliver the Gas to Gatherer at the Receipt Point(s) at such pressure as is required and sufficient to enter the Gathering System, but not to exceed 1,200 psig.
4.2.Subject to the then current operating conditions on the Gathering System, outages or restrictions due to maintenance or force majeure, or any interruption permitted under this Agreement, Gatherer will use commercially reasonable efforts to operate its central compression facility(ies) existing as of the Effective Date to maximize volumes across its Gathering System. If, in addition to the foregoing, Gatherer has available compression capacity, it will use commercially reasonable efforts to provide optimal Receipt Point(s) pressure service to Producer, including in response to any written request(s) made by Producer to Gatherer, and other third parties on the Gathering System on a not unduly discriminatory basis. In the event Gatherer desires to remove any compression unit(s) existing as of the Effective Date before the tenth anniversary of the Effective Date, Gatherer shall obtain Producer’s consent, which consent shall not to be unreasonably delayed or withheld, before removing such compression unit(s). For the avoidance of doubt, Gatherer acknowledges and agrees that it shall not be unreasonable if Producer

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withholds consent because it would adversely impact current operations, or if Producer conditions its consent on the requirement that Gatherer add back compression in the future if Producer’s drilling or development plans so require.
4.3.Subject to Sections 4.1 and 5.1, at any time during the term of this Agreement, Producer may request that the Parties enter into negotiations to add compression to the Gathering System to reduce or maintain the pressure at which Producer must enter the Gathering System and to determine the mutually agreeable commercial terms and conditions under which Gatherer would install and operate such additional compression, and Gatherer and Producer agree to participate fully and reasonably in such negotiations.

4.4.Gatherer, at Producer's expense, shall (i) install, construct and equip all meters and facilities necessary to measure the Gas at the Receipt Point(s) and (ii) secure any right-of-way, easements, and permits as are necessary and appropriate to construct, operate, maintain and access such facilities. Gatherer, at its own expense, shall thereafter maintain and operate such facilities throughout the Term of this Agreement.
4.5.If Producer acquires additional mineral interests or oil, gas and/or mineral leases within the Contract Area, Producer shall notify Gatherer with any proposed reasonable supporting documentation (including the location of any existing or proposed well(s)) sufficient for Gatherer to evaluate whether building an expansion of the Gathering System to any existing or proposed well on such new mineral or leasehold interests would be economic pursuant to the fee structure set forth in this Agreement. Gatherer, in its sole and absolute discretion, may decline to construct any Gathering System expansion to connect the Gathering System to any wells located on lands covered by such new mineral or leasehold interests or lands pooled therewith. Within sixty (60) Days after receiving notice (or, if later, reasonable supporting documentation) from Producer, Gatherer may either elect to construct the expansion pursuant to the fee structure set forth in this Agreement or propose an alternative fee structure that Gatherer deems economic. If Gatherer elects to construct the expansion pursuant to the fee structure set forth in this Agreement, Gatherer shall complete such expansion and be ready to accept Subject Gas as follows: (a) for an expansion requiring two (2) or fewer miles to connect the well(s) to the Gathering System, no later than one hundred and twenty (120) days; and (b) for all other expansions, as soon as reasonably practicable using diligent efforts; provided that the foregoing time periods in (a) and (b) shall be extended day-for-day for the duration of any events of force majeure affecting Gatherer’s performance, after receiving notice (or, if later, reasonable supporting

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documentation) from Producer. In the event such expansion is not completed and accepting Subject Gas within such time period, the affected new mineral or leasehold interest and land pooled therewith (but excluding any Dedicated Properties already connected to Gatherer’s System) shall, at Producer’s election by written notice to Gatherer delivered within five (5) days following such period of time, no longer be Dedicated Properties hereunder or subject to this Agreement in any manner whatsoever. If Gatherer proposes an alternative fee structure, then Producer may elect in its sole and absolute discretion to either (i) construct the connection to the Gathering System at Producer’s sole cost and expense, (ii) amend this Agreement to provide for the alternative fee structure proposed by Gatherer, in which case Gatherer shall construct the connection; or (iii) not connect such leasehold interests the Gathering System. If Gatherer elects to not connect, then the new mineral or leasehold interest and land pooled therewith (but excluding any Dedicated Properties already connected to Gatherer’s System) shall no longer be Dedicated Properties hereunder or subject to this Agreement in any manner whatsoever. If Producer elects to build the connection itself, such Gathering System expansion must meet all of Gatherer's specifications, and Gatherer will be responsible for the meter station and connection to the existing Gathering System. Gatherer may, at its election, but only within two years (2) of the initial delivery of production from the connection to the Gathering System, acquire the ownership of the connecting facilities installed by Producer by reimbursing Producer for the actual cost with no allowance for inflation or depreciation. In such event, Producer agrees to execute all assignments or contracts deemed reasonably necessary to accomplish the transfer to Gatherer of title to the Gathering System expansion, including rights-of-way and easements, on an “as is, where is” basis and with other terms and conditions customary for the purchase and sale of midstream assets within the Contract Area.
4.6.Gatherer hereby agrees to deliver the Subject Gas to Producer or Producer's nominated Transporter, less Producer's pro rata share of Fuel and Loss, at the Delivery Point(s). The Subject Gas shall be deemed to have been delivered to Producer or to the Transporter on Producer’s behalf at the Delivery Point(s), and to have passed through the Delivery Point(s), when the Subject Gas passes through the upstream flange of the metering facility at the Delivery Point(s).
5.
    System Operations; Imbalances
5.1. Gatherer shall retain full operational control of the Gathering System and shall at all times be entitled to schedule deliveries and to operate its facilities in a manner consistent with safe and prudent operating practices under the conditions which may exist from time to time. Accordingly, Gatherer may interrupt

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the gathering of the Subject Gas as necessary to test, alter, modify, enlarge, expand, maintain or repair any facility or property comprising any part of or appurtenant to the Gathering System; provided, however, during the time period during such interruption, Producer may dispose of the Subject Gas as it see fit and, if such interruption continues for a period of one hundred twenty (120) consecutive days, extended day-for-day for the duration of any events of force majeure, Producer shall have the option, exercised solely at its discretion, to permanently release the Subject Gas produced from the affected well(s) by providing to Gatherer thirty (30) days' advance written notice, other than to the extent that prior to the expiration of such notice interruptions have ceased. It is understood and agreed by the Parties that in order for Gatherer to maintain efficiency in the Gathering System, it will be necessary to maintain a uniform rate of flow of the Gas to the Gathering System from all sources during each twenty-four (24) hour period. Therefore, Producer agrees that it will cooperate with Gatherer in regulating the flow rate of the Gas and in establishing a producing schedule to deliver on a commercially reasonable basis the Gas at a uniform and continuous flow rate. In the event that Gatherer enters into an operational balancing agreement with Producer's Transporter, Producer hereby agrees to be bound by the terms set forth therein.
5.2.It is acknowledged that, because of dispatching and other causes, certain imbalances may occur between the MMBtu's of the Subject Gas delivered hereunder by Gatherer to or for the account of Producer at the Delivery Point(s) and the MMBtu's of the Subject Gas received from or on behalf of Producer at the Receipt Point(s). Such imbalances, if any, shall be eliminated as soon as practical after each such occurrence; provided, however, Gatherer shall not be required to eliminate any imbalance during any month in which the value of the Subject Gas received or delivered, as reasonably determined by Gatherer, is not representative of the market value of natural gas when the imbalance occurred. Any imbalance remaining following the termination of this Agreement shall be eliminated during the Month following the Month in which termination occurs or as soon as practicable thereafter. Producer authorizes the operator of each of Producer’s wells to be its agent for the purpose of providing Gatherer with instructions to adjust allocations of the Subject Gas attributable to that well for gas balancing purposes. Producer represents that it has the right to make any such adjustments and that such adjustments are correct. Gatherer may adjust the Subject Gas allocated to that well in accordance with these instructions but Gatherer is not obligated to do so at any time. Gatherer shall notify Producer of any such allocation change implemented by Gatherer at Producer's operator's instructions.
5.3.The Parties acknowledge that the Gathering System is connected to the facilities of Transporter and, as a result, Gatherer shall be, from time to time,

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subject to certain requirements imposed by Transporter. Accordingly, Gatherer shall have the right under this Agreement to require Producer to comply with the pipeline requirements of Transporter. PRODUCER AGREES TO INDEMNIFY, DEFEND, AND HOLD GATHERER HARMLESS FROM PRODUCER'S FAILURE TO COMPLY WITH TRANSPORTER'S REQUIREMENTS.
6.
    Quantity; Nominations and Dispatching
6.1.The Parties acknowledge and agree that natural gas (including Gas) which is owned by Tokyo Gas is subject to the Tokyo Gas Gathering and Processing Agreement and may be delivered to Gatherer by Producer pursuant to a joint operating agreement between Producer and Tokyo Gas.
6.2.Subject to Gathering System capacity, Gatherer shall gather that volume of the Subject Gas legally allowed to be produced which is attributable to the interest owned or controlled by Producer in wells drilled on lands within the Contract Area or lands pooled therewith; provided, Producer or Producer's Transporter or nominee will accept the Subject Gas redelivered on Producer's behalf at the Delivery Point(s). Gatherer may, from time to time, find it necessary to shut off entirely or restrict the flow of gas to the Gathering System notwithstanding anything herein to the contrary and, in such event, Gatherer shall not be liable to Producer for the resulting effect thereof; provided, however, during the time period during such shut off or restriction, Producer may dispose of the Subject Gas as it see fit and, if such shut off or restriction continues for a period of ninety (90) consecutive days, extended day-for-day for the duration of events of force majeure affecting Gatherer’s performance, then the Subject Gas produced from the affected well(s) shall, at Producer’s election by no less than thirty days’ prior written notice to Gatherer, no longer be Dedicated Properties hereunder or subject to this Agreement in any manner whatsoever unless Gatherer has remedied the cause of such shut off or restriction prior to the date set forth in Producer’s notice. Gatherer shall provide Producer reasonable prior notice of any shut down due to routine maintenance and shall prudently work to minimize the amount of such downtime.
6.3.Producer shall make all nominations to Transporter in accordance with Transporter's nomination procedures, and shall make any and all other arrangements necessary for Transporter to receive the Subject Gas at the Delivery Point(s). Producer shall nominate to Gatherer in writing, not less than three (3) business Days prior to the first day of each Month during the term of the Agreement, the daily quantity of the Subject Gas and Gas owned by Tokyo Gas (expressed in MCF's and MMBtu's) that Producer shall deliver to Gatherer at the Receipt Point(s) for gathering during such Month and that Producer or Producer's Transporter

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or nominee shall accept at the Delivery Point(s). The Parties acknowledge and agree that the Gas owned by Tokyo Gas shall be delivered to Gatherer by Producer, but shall be gathered by Gatherer pursuant to the Tokyo Gas Gathering Agreement. As between Producer and Gatherer, Producer shall be solely responsible for imbalances, penalties, cash-out payments, or other consequences of any failure to submit timely and proper nominations in accordance with the requirements of the Transporter or the failure to deliver or receive quantities of the Subject Gas in accordance with said nominations.
6.3.Gatherer and Producer shall designate a dispatcher(s) who shall be continuously on call for nomination purposes, and shall notify each other in writing of such dispatcher(s) and their telephone number(s).
6.4.Producer's dispatcher shall notify Gatherer's dispatcher(s) in advance of any anticipated decrease in delivery rate below the daily nominated quantity. Producer's dispatcher(s) must obtain the prior written approval from Gatherer's dispatcher(s) for any delivery rate in excess of the daily quantity rate. Gatherer's dispatcher(s) shall notify Producer's dispatcher(s) of any anticipated inability to receive the Gas at a delivery rate less than (a) the daily nominated quantity rate; or (b) a previously orally authorized delivery rate in excess of the daily nominated quantity rate.
6.5.The quantity of Gas delivered by Producer at each Receipt Point hereunder during a Month shall be determined in accordance with the allocation procedures set forth in Section 10 below.
6.6.Producer and Gatherer shall conduct semi-annual technical meetings at which Producer shall provide Gatherer with estimated monthly volume forecasts, drilling and development plans for the next twelve (12) months, and discuss other operational matters, and at which Gatherer shall provide Producer Gatherer’s projected maintenance and system outage schedules, Gathering System pressures and operating constraints, and system balances for the next twelve (12) months, and discuss other operational matters.
7.
    Quality
7.1.Gatherer shall not be obligated to receive, gather, or redeliver (as the case may be) the Subject Gas delivered by or on behalf of Producer hereunder that fails to meet the quality specifications of (i) the Transporter at any of the Delivery Point(s), or (ii) the following specifications:

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a.    The Subject Gas must be commercial in quality and free from any foreign materials such as dirt, dust, iron particles, crude oil, dark condensate, free water, and other impurities; and substances which may be injurious to pipelines or which may interfere with the gathering, processing, transmission, or commercial utilization of said Subject Gas;
b.    The Subject Gas shall not contain more than seven (7) pounds of water vapor per MMCF;
c.    The Subject Gas delivered hereunder shall not exceed a temperature of one hundred twenty (120) degrees Fahrenheit, nor have a hydrocarbon dewpoint below forty (40) degrees Fahrenheit, at the Receipt Point(s);
d.    The Subject Gas delivered hereunder shall not contain more than:
(i) One-fourth grain of hydrogen sulfide, or five grains of total sulfur, or one grain mercaptan per one hundred (100) cubic feet;
(ii) one part per million by volume of oxygen;
(iii) that percent by volume of carbon dioxide which would result in the failure of the Subject Gas to meet the specifications of any Transporter at any of the Delivery Points, but in no event more than two percent by volume;
(iv) two percent by volume of nitrogen; or
(v) three percent by volume of a combined total of inerts, including, but not limited to, carbon dioxide and nitrogen Components.
e.
No diluents such as carbon dioxide, air, or nitrogen shall be added to the Subject Gas;
f.    The Subject Gas shall contain no carbon monoxide, halogens, or unsaturated hydrocarbons, and no more than 0.1 parts per million of hydrogen; and

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g.    The Subject Gas shall have a total heating value of not less than 950 Btu's nor more than 1050 Btu's per cubic foot and 2 GPM ethane and heavier hydrocarbons.
In the event of any conflict as between specifications of a Transporter and those above, the most stringent or restrictive specifications shall be applicable to the Subject Gas proffered under this Agreement. With respect to the “no water” or “hydrocarbons in liquid form” specification, Producer agrees to operate its facilities in a prudent manner so that no water or hydrocarbons in liquid form enters the Gathering System. In the event Gatherer receives liquid water or hydrocarbons from Producer at any Delivery Point, in addition to any adjustments to gas measurement that may be necessary to accurately reflect the quantity of the Subject Gas delivered by Producer to Gatherer at such Delivery Point, Gatherer shall have the right, if such receipts of liquid water or hydrocarbons have not ceased within seven (7) Days after Gatherer’s written notice to Producer, to cease taking deliveries of the Subject gas at such Delivery Point until such time as Producer rectifies the situation.
7.2.If any of the Subject Gas delivered by Producer hereunder should fail to meet the quality specifications set forth in Section 7.1, Gatherer may elect to either (i) accept and gather such Subject Gas, (ii) accept, but treat and/or condition such Subject Gas prior to gathering at an additional cost, or (iii) refuse to accept such Subject Gas. The acceptance of the Subject Gas not meeting the quality specifications set forth in Section 7.1 shall not be deemed a waiver of Gatherer's right to reject such Subject Gas at any later time, and Gatherer shall be entitled, at any time and from time to time, to decline to accept proffered deliveries of the Subject Gas not meeting the quality specifications set forth herein.
7.3.If Gatherer elects to accept but treat and/or condition the nonconforming Subject Gas prior to gathering, Gatherer shall advise Producer of such election and associated fees and costs to be charged by Gatherer. Producer shall then have a maximum of thirty (30) days to advise Gatherer if it will treat and/or condition such non-conforming Subject Gas and the cost associated with such treatment. If Producer does not elect to treat and/or condition such non-conforming Subject Gas or fails to make such election within the specified time period, then Gatherer shall have the right to (i) proceed with gathering such non-conforming Subject Gas and Producer shall pay to Gatherer all associated fees and costs charged by Gatherer in connection with such actions, or (ii) reject and release such non-conforming Subject Gas from the terms of this Agreement.

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7.4.If there is an enactment of, or change in, any law after the Effective Date that, in Gatherer’s reasonable determination, results in a governmental authority requiring Gatherer or Producer to hold or acquire emission allowances or their equivalent related to the carbon dioxide content or emissions or the greenhouse gas content or emissions attributable to Gas and/or the gathering and/or processing of such Gas (collectively, “Producer’s GHG Emissions”), then Gatherer will notify Producer of such enactment of, or change in, such law. Thereafter, Producer shall use commercially reasonable efforts to provide any required emissions allowances or their equivalents to Gatherer in a timely manner. If Producer fails to provide such emission allowances or their equivalents and Gatherer incurs expenses to acquire such allowances or their equivalents in the marketplace, or incurs any out-of-pocket costs or expenses for disposal or treating of carbon dioxide, or otherwise, or if any other additional economic burden is placed on Gatherer in connection with or related to Producer’s GHG Emissions, including but not limited to any tax, assessment, or other cost or expense (collectively, “Emissions Charges”), such Emissions Charges shall be fully the responsibility of Producer. Should Gatherer incur any such Emissions Charges, Producer shall reimburse Gatherer for the same within thirty (30) Days of receipt of an invoice along with reasonable supporting documentation. If carbon dioxide is sold by Gatherer on behalf of Producer, then the proceeds, net of Emissions Charges, taxes, and costs and expenses of such sale, shall be paid to Producer or deducted from amounts owed by Producer pursuant to this Agreement. Notwithstanding the foregoing, should any such enactment of, or change in, law require Gatherer to construct new facilities or to modify any part of the Gathering System or the Plant under this Section 7.4, the Parties shall negotiate in good faith and use commercially reasonable efforts to agree on the most cost effective method of constructing or modifying such facilities
8.
    Tests
8.1.Producer and Gatherer do hereby agree as follows:
a.    Gatherer shall procure or cause to be procured a sample of the Subject Gas at each Receipt Point and Delivery Point, respectively, and analyze the samples by chromatographic analysis to determine the Component content (mole percent), specific gravity, and the Btu content thereof.
b.    Tests provided for in Subparagraphs (a) of this Section 8.1 shall be made by Gatherer using its own equipment or by an independent testing service. Samples will be taken at each Gathering System Delivery Point

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according to the monthly average daily flow capabilities of such Gathering System Delivery Point as follows: Gathering System Delivery Point(s) that average 5,000 Mcf per day and higher shall be sampled monthly; Gathering System Delivery Points that average between 4,999 Mcf and 1,000 Mcf per day shall be sampled quarterly; and Gathering System Points of Delivery that average below 1,000 Mcf per day shall be tested semi-annually or more often as Gatherer deems necessary. All such tests shall be made in accordance with approved engineering practices. Representatives of Producer shall be entitled to witness such tests, and Producer shall give advance written notice to Gatherer in the event that it exercises such right.
8.2.Physical constants required for making calculations hereunder shall be taken from the Gas Processors Association Physical Constants Publication No. 2145-03 (as amended from time to time). Physical constants for the hexanes and heavier hydrocarbons portion of hydrocarbon mixtures shall be assumed tobe the same as the physical constants for hexane. The heat content per gallon of each liquid hydrocarbon Component shall be determined by multiplying the cubic feet per gallon of such liquid hydrocarbon Component by the heat content per cubic foot thereof.

9.
    Measurement and Meter Testing
9.1.The unit of volume for measurement of Gas delivered hereunder shall be one thousand (1,000) cubic feet of Gas (or MCF) at a base temperature of 60 degrees Fahrenheit and at an absolute pressure of 14.65 psia and saturated with water vapor. All fundamental constants, observations, records, and procedures involved in determining the quantity of Gas delivered hereunder shall be in accordance with the standards prescribed in Report Nos. 3 and 8, of the American Gas Association, as amended or supplemented from time to time, respectively. It is agreed that for the purpose of measurement and computations hereunder, the atmospheric pressure shall be assumed to be 14.65 psia regardless of the atmospheric pressure at which the Gas is measured and that the Gas obeys the Ideal Gas Laws as to variations of volume with pressure and specific gravity, including the deviation from Boyle's law, and shall all be made by Gatherer in accordance with applicable rules, regulations, and orders. It is also agreed that Gatherer may apply a uniform correction factor for water vapor if Gatherer deems necessary in its sole and absolute discretion.
9.2.Gatherer shall install, maintain, and operate, or cause to be maintained and operated, a measuring station located at each Receipt Point and Delivery Point. Said measuring station(s) shall be so equipped with orifice meters, recording gauges,

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or other types of meter or meters of standard make and design commonly acceptable in the industry, and of suitable size and design, as to accomplish the accurate measurement of the Subject Gas delivered hereunder. The changing and integration of the charts (if utilized for measurement purposes hereunder) and calibrating and adjusting of meters shall be done by Gatherer. Gatherer shall have the right to utilize electronic gas measuring equipment should it so desire.
9.3.Producer may, at its option and expense, install check meters for checking Gatherer's metering equipment at each Receipt Point; and the same shall be so installed as not to interfere with the operation of the Gathering System.
9.4.The temperature of the Subject Gas flowing through the meter shall be determined by the continuous use of a recording thermometer or device installed by Gatherer, so that it will properly record the temperature of the Subject Gas flowing through the meter.
9.5.The specific gravity of the Subject Gas flowing through the meter shall be determined by methods commonly accepted in the industry. Specific gravities so determined will be used in calculating the Subject Gas deliveries until the next specific gravity test is made.
9.6.Each Party shall have the right to be present at the time of any installation, reading, sampling, cleaning, changing, repair, inspection, testing, calibration, or adjustment done in connection with the other Party's measuring equipment used in measuring deliveries hereunder. The records from such measuring equipment shall remain the property of their owner, but upon request, each will submit to the other its records and charts, together with calculations therefrom subject to return within thirty (30) days after receipt thereof. If meters utilizing charts are used to measure the Subject Gas hereunder, then the charts shall be kept on file for a period of two (2) years, or such longer period as may be required by law. In addition, any other measurement data shall also be kept for the same time period. Each Party, during the first production month, and after that at least semi-annually, or more often if necessary, shall calibrate the meters and instruments installed by it or cause the same to be calibrated. Gatherer shall give Producer ten (10) days notice in advance of such tests so that the latter may, at its election, be present in person or by its representative to observe adjustments, if any are made.
9.7.    If the metering equipment is found to be inaccurate by two percent (2%) or more, registration thereof and any payment based upon such registration shall be corrected at the rate of such inaccuracy for any period of inaccuracy which is definitely known or agreed upon, or if not known or agreed upon, then for a period

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extending back one-half of the time elapsed since the last day of the calibration. Unless conclusively determined that Gatherer's measurement equipment is inaccurate by two percent (2%) or more, Gatherer's measurement shall be deemed to be correct for all purposes hereunder, and no adjustment shall be made to the previous volumes. Following any test, any metering equipment found to be inaccurate to any degree shall be adjusted immediately to measure accurately. If for any reason any meter is out of service or out of repair so that the quantity of the Subject Gas delivered through such meter cannot be ascertained or computed from the readings thereof, the quantity of the Subject Gas so delivered during such period shall be estimated and agreed upon by the Parties hereto upon the basis of the best available data using the first of the following methods which is feasible:
a.
By using the registration of any check measuring equipment
of Producer, if installed and registering accurately;
b.
By correcting the error if the percentage of error is
ascertainable by calibration, test, or mathematical calculation; or
c.
By estimating the quantity of deliveries during preceding
periods under similar conditions when the meter was registering accurately.
9.8.If Producer shall notify Gatherer, or if Gatherer shall notify Producer, at any time that a special test of any Receipt Point meter is desired, the Parties shall cooperate to secure an immediate verification of the accuracy of such meter and joint observation of any adjustments. All tests of Gatherer's measuring equipment at any Receipt Point shall be made at Gatherer's expense, except that Producer shall bear the expense of tests made at its request if the inaccuracy found is less than two percent (2%). Expense as used in this Section 9.8 shall be limited to actual out-of-pocket costs of Gatherer as the result of testing and shall not include any costs incurred by Producer as the result of witnessing said testing.
9.9.If during any month less than 1,000 MCF of Gas is delivered to a Receipt Point, (except for reasons of Force Majeure), then Gatherer shall charge a meter

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fee applicable to any such Receipt Point equal to (***). Such fee shall be invoiced to Producer and payable thirty (30) days after receipt of such invoice.
9.10.The Parties hereto recognize and acknowledge that technological advances may occur over the term of this Agreement which may render certain measurement devices obsolete, or less accurate, or less efficient than that which may be available. In such event, Gatherer may, with Producer's approval, substitute or utilize such available measurement equipment in lieu of any measurement equipment described above in this Section 9.
9.11.If for any reason the Subject Gas is delivered to Gatherer at a Receipt Point with pulsations that affect the accuracy of the measurement, Producer shall be responsible for installing necessary pulsation dampeners, or other devices, to eliminate or reduce the pulsations to a reasonably acceptable level determined by Gatherer
10.
    Allocation of Gains, Fuel and Loss
10.1.Gatherer shall use general industry care in transporting the Subject Gas from the Receipt Point(s) to the Delivery Point(s) for Producer's account or sale. However, the Parties understand and agree that certain volumetric gains and losses in the Subject Gas will occur and shall be shared by and among Producer and other third parties whose gas is transported by Gatherer, in the proportion that the gas of each Person who delivers gas into the Gathering System bears to the total gas received at the respective Receipt Point. In determining the quantity of the Subject Gas delivered by Producer at each Receipt Point hereunder during a Month, Gatherer shall allocate to Producer at each such Receipt Point a quantity of gas equal to (a) a percentage of the total quantities (expressed in MMBtu's) reported for such Month by the Transporter at the Delivery Point(s) (the "Total Delivered Quantities") equal to 100% of such Total Delivered Quantities times a fraction, the numerator of which is the number of MMBtu's of the Subject Gas delivered by Producer during such Month at said Receipt Point, and the denominator of which is the number of MMBtu's of all gas delivered into the Gathering System from all receipt points, minus (b) Producer's applicable Fuel and Loss. In making the determinations under this Section 10, Gatherer may rely on, and shall be fully protected in relying on, any determination, report or statement received by Gatherer from any operator of a well regarding the number of MMBtus delivered from such well into the Gathering System at any receipt point on the Gathering System.
10.2.Producer's pro rata share of such Fuel and Loss shall equal the product of the total Fuel and Loss utilized, consumed or incurred by the Gathering

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System, multiplied by a fraction, the numerator of which is Producer's MMBtu's of the Subject Gas metered into the Gathering System at the Receipt Point(s) and the denominator of which is the total number of MMBtu's of gas metered into the Gathering System upstream of the Receipt Point(s).
10.3.Electrical Power is utilized in the operation of the Gathering System (including Electrical Power used for dehydration, compression, conditioning, blending, treating, or recompression), and Producer's pro rata share shall equal the product of the total dollar amount paid for such Electrical Power multiplied by a fraction, the numerator of which is the number of Producer's MMBtu's of the Subject Gas metered into the Gathering System upstream of the Receipt Point(s) and the denominator of which is the total number of MMBtu's of gas metered into the Gathering System upstream of the Receipt Point(s), to be invoiced to Producer and paid to Gatherer in accordance with Section 12 below. Producer reserves the right to participate in the selection of Electrical Power suppliers but Gatherer is entitled to make the final decisions on such selections.
11.
    Fees
11.1.Producer shall pay to Gatherer a rate equal to (***) per MCF of the Subject Gas received by Gatherer and metered at the Receipt Point(s), subject to adjustment as provided in Section 11.3 (such rate, as so adjusted, the "Gathering Fee"). Notwithstanding the foregoing, the Gathering Fee for the Village Creek Pad Volumes shall be (***) per each MCF, subject to adjustment as provided in Section 11.3. In addition to the Gathering Fee, Producer shall pay on each MCF of the Subject Gas received by Gatherer and metered at the Receipt Point(s) an additional rate equal to (***) of the published (***) Index (as published on an MMBtu basis).

11.2.Producer shall pay to Gatherer (***) per MCF of Lift Gas redelivered to Producer pursuant to Lift Gas systems in existence as of the Effective Date, subject to adjustment as provided in Section 11.3 (such rate, as so adjusted, the "Lift Gas Fee").

11.3.On each Escalation Date, the Gathering Fee and the Lift Gas Fee will increase by a percentage equal to the CPI Adjustment.

11.4.Subject to Section 11.5, Gatherer shall have the Exclusive Right to provide Producer's gas lift needs for the remaining Term of the Agreement. As used herein, the term “Exclusive Right" is defined to mean that (i) Gatherer

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shall be the exclusive provider of gas lift services to Producer at the existing and any future points delivered into Producer's existing and future gas lift systems, and (ii) Producer shall negotiate with no other party and deal exclusively with Gatherer to potentially provide any alternative gas lift method which could eliminate or materially alter the then existing manner in which Gatherer supplies lift gas to Producer at existing and future wells. If Gatherer elects (other than as a result of force majeure) to discontinue deliveries of lift gas or fails to provide lift gas at a pressure of 800 psig or higher for a period of thirty (30) consecutive days or longer, Producer shall have the option, exercised solely at its discretion, by providing written notice to Gatherer to terminate Gatherer’s Exclusive Right with respect to the affected points of delivery

11.5.If Producer has Lift Gas needs that require the construction of a new gas lift system within the Contract Area, Producer shall notify Gatherer with any proposed reasonable supporting documentation (including the location of any existing or proposed well(s)) sufficient for Gatherer to evaluate whether building of a new gas lift system to any existing or proposed well would be economic pursuant to the fee structure set forth in this Agreement. Gatherer, in its sole and absolute discretion, may decline to construct any new gas lift system. Within sixty (60) Days after receiving notice (or, if later, reasonable supporting documentation) from Producer, Gatherer shall notify Producer whether or not it elects to construct such new gas lift system pursuant to the fee structure set forth in this Agreement. If Gatherer elects to construct the new gas lift system, such construction shall be completed and functioning as soon as reasonably practicable subject to force majeure affecting Gatherer’s performance, after receiving notice (or, if later, reasonable supporting documentation) from Producer (the “Gas Lift Construction Period”). In the event either Gatherer elects not to construct the new gas lift system or elects to build such construction, but it is not completed and functioning within the Gas Lift Construction Period, Producer shall have the right to cause the proposed Lift Gas needs to be provided as it sees fit, by a third party or otherwise.

11.6.Section 11.4 and Section 11.5 are not intended to hinder Producer from alternative non gas lift methods (including, but not limited to, plungers or other similar lifting technologies) at any individual well (including each such well for which there is no gas lift pipeline connection as of the date hereof), where such lift gas being provided or to be provided, as applicable, by Gatherer is not or will not be adequate at such particular well to provide Producer's lift requirements. Producer shall retain sole discretion in the deployment of these

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alternative non gas lift techniques; provided in the event that Producer employs such artificial non gas lift techniques on a well, it will notify Gatherer within a commercially reasonable time frame.
12.
    Accounting, Payments and Credit Assurances
12.1.Producer shall furnish to Gatherer on or before the first day of each month a report or statement disclosing information necessary to enable Gatherer to determine the percentage of gas delivered at each Receipt Point that is owned by Producer and the percentage of gas delivered at each Receipt Point that is owned by any other working interest owner for which Producer delivered gas to the Gathering System (and each such working interest owner’s respective percentage of such gas) related to the preceding month. Gatherer shall furnish to Producer on or before the twenty-fifth (25th) day of each month a report or statement disclosing information necessary to enable Producer to make reasonable and accurate statistical and accounting entries upon its books concerning all phases of this Agreement related to the preceding month, including any statement of the Subject Gas delivered for Producer's account to its Transporter, the total volume of the Subject Gas in MCF and in MMBtu measured at the Receipt Point(s), Producer's pro rata share of Fuel and Loss and the cost billed to Gatherer for Electrical Power, if any, and the amounts due Gatherer for the services provided hereunder. Producer shall remit the amounts due Gatherer hereunder within thirty (30) days after the receipt of Gatherer's statement. PRODUCER SHALL INDEMNIFY AND HOLD GATHERER HARMLESS FROM ANY AND ALL CHARGES, PENALTIES, COSTS AND EXPENSES OF WHATEVER KIND OR NATURE ARISING FROM PRODUCER'S FAILURE TO PAY SUCH PAYMENTS, INCLUDING COSTS AND EXPENSES OF ANY LITIGATION AND REASONABLE ATTORNEYS' FEES ASSOCIATED THEREWITH. Unpaid amounts due hereunder shall accrue interest at the lesser of a rate equal (***), until the balance is paid in full.
12.2.Each Party shall have the right during reasonable hours to examine books, records, charts, and original test data of the other Party to the extent necessary to verify the accuracy of any statement, charge, credit, computation, test, or delivery made pursuant to any provision hereof. If any such examination reveals any inaccuracy in any such statement, charge, credit, computation, test, or delivery, the necessary adjustment shall be promptly made without interest or penalty. Neither Party will have any right to recoup or recover prior overpayments or under payments that result from error that occur in spite of good faith performance if the amounts involved do not exceed fifty dollars ($50.00) per month per Receipt Point.

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12.3.Producer shall be responsible for the payment of all royalties due on the Gas. Producer shall indemnify and hold Gatherer harmless from any and all claims, actions, causes of action, damages, liability, or obligations arising out of or in any way related to the payment of the lessor's royalty or any other burden or encumbrance affecting the Gas.
12.4.Notwithstanding any change in ownership of Producer's properties, Gatherer shall never be required to make payments or to give notices required under the provisions of this Agreement to more than one party.
12.5.All accounting records and documents directly related to this Agreement prepared by any Party hereto shall be retained for a period of not less than two years following the end of the calendar year of their origination. The Parties further agree that all matters relating to the accounting hereunder for any calendar year shall be considered correct and not subject to further audit or legal challenge after two years following the end of the calendar year.
12.6.Producer creditworthiness requirements shall be substantially similar to those requirements set forth below:

a.
Producer will be deemed creditworthy: (i) during a period in which Producer does not have long-term secured debt securities rated by S&P and Moody’s, then if according to the most recent of (y) Producer’s audited annual financial statements, or (z) Producer’s quarterly financial statements, (A) its current ratio (dividing current assets (which shall include available borrowings under its credit facility and undrawn equity committed by its equity holders) by current liabilities) is (***) or higher and (B) its leverage ratio as determined using the methodology required by its bank group is at least (***) below its then-current bank group covenant but in no event greater than (***); or (ii) otherwise, if its long-term unsecured debt securities are rated at least BB- by Standard & Poor's Corporation ("S&P") and at least Ba3 by Moody's Investor Service ("Moody's"); provided, however, that if the Producer's rating is at BB- or Ba3 and the short-term or long-term outlook is negative, Gatherer may require further analysis. Producer shall provide its most recent audited financial statements on the Effective Date and, in the event Producer does not have long-term unsecured debt securities rated by S&P and Moody’s, then Producer must also provide Gatherer audited annual financial statements on an annual basis and unaudited quarterly financial statements on a quarterly basis.

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b.
    If Producer does not meet the criteria described above, then Producer may request that Gatherer evaluate its creditworthiness based upon the level of service requested relative to the Producer's current and future ability to meet its obligations. Further, if Producer's creditworthiness does not meet any of the foregoing criteria, Producer will be considered creditworthy if Producer maintains and delivers to Gatherer an irrevocable guaranty of payment in form acceptable to Gatherer, or an irrevocable letter of credit from a financial institution rated at least A- by S&P or at least A3 by Moody's, in a form acceptable to Gatherer, in either case of the guaranty or the letter of credit in an amount satisfactory to Gatherer, which will be equal to the total amounts invoiced to Producer by Gatherer in the immediately preceding two (2) Months. The obligation to maintain such credit assurance shall extend until such time as Producer is deemed creditworthy as defined herein. Producer shall provide the guaranty or the letter of credit within twenty (20) days of written notice by Gatherer that such financial assurance is required.

c.
The creditworthiness requirements set forth in this Section 12.6 shall apply to any permitted assignment (in whole or in part), and to any permitted permanent release, as applicable, of this Agreement. Gatherer shall apply consistent evaluation practices to all similarly situated producers to determine Producer's financial ability to perform the payment obligations due to Gatherer.

13.
    Warranty
PRODUCER warrants the title to all the Subject Gas owned by Producer and all components thereof which shall be delivered by Producer to Gatherer hereunder, the right to enter into this Agreement with reference to such Subject Gas, and that such Subject Gas owned by Producer is free from all liens and adverse claims; and AGREES, IF NOTIFIED THEREOF BY GATHERER, TO INDEMNIFY, DEFEND AND HOLD GATHERER HARMLESS FROM AND AGAINST ANY AND ALL SUITS, ACTIONS, LOSSES, DEBTS, ACCOUNTS, DAMAGES, COSTS AND EXPENSES ARISING FROM OR OUT OF ANY ADVERSE CLAIM AS TO PRODUCER'S TITLE, INCLUDING BUT NOT LIMITED TO , ANY ADVERSE CLAIMS BROUGHT BY OR THROUGH A MINERAL INTEREST OR ROYALTY OWNER, TO OR AGAINST THE SUBJECT GAS OWNED BY PRODUCER. Producer agrees to make settlement for all royalties, overriding royalty interests, and/or production payments due and payable on the Subject Gas delivered to Gatherer hereunder, any Components of the Subject Gas extracted or saved therefrom, and the sale and disposition of the Subject Gas and any Components thereof, all in accordance with the terms of the leases, interests and/or agreement (including applicable

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instruments of title) from which the Subject Gas delivered to Gatherer hereunder is produced, and all amendments thereto.
Producer also represents and warrants that it has full authority to receive payment for the sum of all of the Subject Gas delivered hereunder.
14.
    Taxes
14.1. Producer shall pay or cause to be paid all production, severance and ad valorem taxes, assessments, and other charges levied or assessed against the Gas gathered hereunder, and all taxes and statutory charges levied or assessed against any of Producer's properties, facilities, or operations. Producer shall reimburse Gatherer to the extent of any severance or other such taxes paid by Gatherer on behalf of Producer.

14.2. Gatherer shall pay all taxes and statutory charges levied or assessed against the Gathering System and operations concerning such system.
15.
    Indemnity and Damages
15.1.As between the Parties, and as to liability, if any, accruing to either Party hereto or to any third party, Producer shall be solely liable for and in control and possession of, and bear the risk of loss with respect to, the Gas deliverable hereunder until the Gas is delivered to Gatherer at the Receipt Point(s). Gatherer shall be solely liable for and in control and possession of, and bear the risk of loss with respect to, the Gas after the Gas is delivered to Gatherer at the Receipt Point(s) hereunder until the Subject Gas is delivered to Producer or to the Transporter on Producer's behalf at the Delivery Point(s), whereupon Producer shall again be solely liable for the Subject Gas and in control and possession thereof and bear the risk of loss of the Subject Gas delivered to Transporter. If Lift Gas is redelivered to Producer as provided herein, then, in that event, Gatherer shall be solely liable for and in control and possession of such Lift Gas from the time such Lift Gas exits the Gathering System until redelivered to Producer, whereupon Producer shall again be in control and possession and bear the risk of loss of such Lift Gas.
PRODUCER SHALL BE AFFORDED ACCESS TO GATHERER’S PROPERTY AND THE FACILITIES TO THE EXTENT NECESSARY TO CARRY OUT ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT, AND PRODUCER SHALL FULLY OBSERVE AND COMPLY WITH ALL OF GATHERER’S SAFETY PRACTICES AND PROCEDURES WHILE ON THE PREMISES. PRODUCER HEREBY AGREES TO INDEMNIFY, HOLD

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HARMLESS, PROTECT, DEFEND, AND DISCHARGE GATHERER AND ITS AFFILIATED COMPANIES, PARTNERS, SUCCESSORS, ASSIGNS, OFFICERS, DIRECTORS, MANAGERS, SHAREHOLDERS, MEMBERS, EMPLOYEES AND AGENTS FOR, FROM AND AGAINST ANY AND ALL JUDGMENTS, EXECUTIONS, CAUSES OF ACTION, DEMANDS, RIGHTS, SUITS, DEBTS AND SUMS OF MONEY, ACCOUNTINGS, DUES, PENALTIES, FINES, CLAIMS (INCLUDING, WITHOUT LIMITATION, CLAIMS FOR CONTRIBUTION), LIABILITIES, LOSSES, COSTS, DAMAGES AND EXPENSES (INCLUDING COURT COSTS, REASONABLE COSTS OF INVESTIGATION, DEFENSE AND ATTORNEY’S FEES) FOR THE INJURY TO OR DEATH OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, EACH OF PRODUCER’S AND GATHERER’S EMPLOYEES, AGENTS AND CONTRACTORS) OR PROPERTY DAMAGE OF ANY NATURE, KIND OR DESCRIPTION OR ANY OTHER CLAIM OF ANY NATURE, KIND OR DESCRIPTION BROUGHT BY ANY PERSON, WHETHER LEGAL OR EQUITABLE, WHICH ARISES OUT OF OR RESULTS FROM (I) PRODUCER’S OWNERSHIP AND CONTROL OF (a) THE GAS PRIOR TO THE TIME THAT THE GAS PASSES THROUGH THE GATHERING SYSTEM RECEIPT POINT(S) AND AFTER THE GAS PASSES THROUGH THE DELIVERY POINT(S) AND (b) THE LIFT GAS AFTER THE LIFT GAS HAS BEEN REDELIVERED TO PRODUCER AND PRIOR TO THE TIME THAT GAS, INCLUDING SUCH LIFT GAS, PASSES THROUGH THE RECEIPT POINT, (II) PRODUCER’S OWNERSHIP AND OPERATION (OR ANY OPERATION ON BEHALF OF PRODUCER) OF THE WELLS LOCATED WITHIN THE CONTRACT AREA AND ANY FACILITIES OR EQUIPMENT INSTALLED OR MAINTAINED BY PRODUCER OR ITS OPERATORS UPSTREAM OF THE GATHERING SYSTEM RECEIPT POINT, REGARDLESS OF WHETHER SUCH WAS REQUIRED BY THE TERMS OF THIS AGREEMENT, (III) ANY ACCESS TO GATHERER’S PROPERTY BY (OR ANY DELIVERY OF GATHERER’S RECORDS OR CHARTS TO) PRODUCER OR ITS REPRESENTATIVES, EMPLOYEES, AGENTS OR CONTRACTORS, (IV) PRODUCER’S BREACH OF THIS AGREEMENT, OR (V) ANY VIOLATION OF THE LAW BY PRODUCER, IN EACH CASE REGARDLESS OF ANY SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE OR STRICT LIABILITY OF GATHERER OR ANY OF THE PERSONS INDEMNIFIED BY PRODUCER UNDER THE FOREGOING PROVISIONS.
GATHERER HEREBY AGREES TO INDEMNIFY, HOLD HARMLESS, PROTECT, DEFEND AND DISCHARGE PRODUCER AND ITS AFFILIATED COMPANIES, PARTNERS, SUCCESSORS, ASSIGNS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS FOR, FROM

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AND AGAINST ANY AND ALL JUDGMENTS, EXECUTIONS, CAUSES OF ACTION, DEMANDS, RIGHTS, SUITS, DEBTS AND SUMS OF MONEY, ACCOUNTINGS, DUES, PENALTIES, FINES, CLAIMS (INCLUDING, WITHOUT LIMITATION, CLAIMS FOR CONTRIBUTION), LIABILITIES, LOSSES, COSTS, DAMAGES AND EXPENSES (INCLUDING COURT COSTS, REASONABLE COSTS OF INVESTIGATION, DEFENSE AND ATTORNEY’S FEES) FOR THE INJURY TO OR DEATH OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, EACH OF PRODUCER’S AND GATHERER’S EMPLOYEES, AGENTS AND CONTRACTORS) OR PROPERTY DAMAGE OF ANY NATURE, KIND OR DESCRIPTION OR ANY OTHER CLAIM OF ANY NATURE, KIND OR DESCRIPTION BROUGHT BY ANY PERSON, WHETHER LEGAL OR EQUITABLE, WHICH ARISES OUT OF OR RESULTS FROM (I) GATHERER’S CONTROL OF (a) THE GAS AFTER THE GAS PASSES THROUGH THE GATHERING SYSTEM RECEIPT POINTS TO THE TIME THAT THE GAS PASSES THROUGH THE DELIVERY POINT(S) AND (b) THE LIFT GAS FROM THE TIME SUCH LIFT GAS EXITS THE GATHERING SYSTEM UNTIL SUCH LIFT GAS IS REDELIVERED TO PRODUCER, (II) GATHERER’S OWNERSHIP AND OPERATION OF THE GATHERING SYSTEM, (III) GATHERER’S BREACH OF THIS AGREEMENT, OR (IV) ANY VIOLATION OF THE LAW BY GATHERER, IN EACH CASE REGARDLESS OF ANY SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE OR STRICT LIABILITY OF PRODUCER OR ANY OF THE PERSONS INDEMNIFIED BY GATHERER UNDER THE FOREGOING PROVISIONS. THE INDEMNIFICATION RIGHTS HEREIN SHALL BE CUMULATIVE OF, AND IN ADDITION TO, ANY AND ALL OTHER RIGHTS, REMEDIES OR RECOURSE OF THE PARTIES AND SHALL SURVIVE ANY EXPIRATION OR TERMINATION OF THIS AGREEMENT. TO THE EXTENT AND ONLY TO THE EXTENT THE FOREGOING INDEMNIFICATION RIGHTS ARE BY LAW, EITHER INAPPLICABLE OR NOT ENFORCEABLE, PRODUCER AND GATHERER SHALL EACH BE RESPONSIBLE FOR THE RESULTS OF ITS OWN ACTIONS AND FOR THE ACTIONS OF THOSE PERSONS AND ENTITIES OVER WHICH IT EXERCISES CONTROL.
NOTWITHSTANDING ANYTHING CONTAINED IN THIS SECTION 15 OR ELSEWHERE IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, CONSEQUENTIAL, INCIDENTAL, SPECIAL, OR INDIRECT DAMAGES, LOST PROFITS, OR OTHER BUSINESS INTERRUPTION DAMAGES, IN TORT OR CONTRACT, IN CONNECTION WITH OR OTHERWISE ARISING OUT OF THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH DAMAGES HAVE BEEN AWARDED TO A THIRD PARTY WHO IS NOT AN AFFILIATE OF A PARTY AND ARE SUBJECT

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TO ALLOCATION BETWEEN OR AMONG THE PARTIES PURSUANT TO ANY TERMS OF THIS AGREEMENT.
16.
    Force Majeure
In the event any Party is rendered unable, either wholly or in part, by force majeure to carry out its obligations under this Agreement, other than the obligation to make payments due hereunder, it is agreed that on such Party giving notice and full particulars of such inability by telephone and in writing to the other Parties as soon as possible after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as they are affected by such force majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall, as far as possible, be remedied with all reasonable dispatch by the Party claiming the force majeure. The term "force majeure" as employed herein shall mean any act or event which wholly or partially prevents or delays the performance of obligations arising under this Agreement if such act or event is not reasonably within the control of and not caused by the fault or negligence of the Party claiming force majeure and which by the exercise of due diligence such Party is unable to prevent or overcome, including, without limitation, by the following enumeration: acts of God; strikes; lockouts; or other industrial disturbances; acts of the public enemy; wars; blockades; insurrections; riots; epidemics; landslides; lightning; earthquakes; fires; storms; floods; washouts; arrests and restraints of governments and people; civil disturbances; explosion, breakage, or accidents to machinery, plant facilities, or lines of pipe; the necessity for making repairs to or alterations of machinery, plant facilities, or lines of pipe; freezing of wells or lines of pipe; partial or entire failure of wells; and the inability of either Producer or Gatherer to acquire, or the delays on the part of either Producer or Gatherer in acquiring, at reasonable cost and after the exercise of reasonable diligence: (a) any servitude, rights-of-way grants, permits, or licenses; (b) any materials or supplies for the construction or maintenance of facilities; and (c) any permits or permissions from any governmental agency if such are required. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty and that the above requirements that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party having the difficulty. Notwithstanding anything contained herein to the contrary, in the event that Gatherer is unable to carry out its obligations under this Agreement due to a force majeure, then during the time period of such force majeure, Producer may dispose of the Subject Gas as it sees fit.
17.
    Unprofitable Operations and Rights of Termination

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17.1.If, in the reasonable opinion of Gatherer, (a) the gathering of the Subject Gas from any well within the Contract Area or any Receipt Point(s), or (b) the delivery of the Subject Gas to any Delivery Point(s), is or becomes uneconomical due to its volume, quality, government regulations, or for any other cause, Gatherer shall not be obligated to gather and may cease gathering such Subject Gas so long as such condition exists. Gatherer agrees that in its determination of uneconomical gathering, the same criteria shall be used for the Subject Gas as for all other gas being gathered through the Gathering System. In the event that Gatherer refuses to gather the Subject Gas, Producer may dispose of the Subject Gas not gathered as it sees fit; provided that Gatherer at any time thereafter shall have the right to gather all of the Subject Gas refused, if refused for reason or reasons resulting from an act of Producer or lack of action on the part of Producer, conditioned upon Gatherer giving Producer at least two (2) months’ notice of its election to so do. Notwithstanding anything contained herein to the contrary, in the event that Gatherer refuses to gather the Subject Gas for a period of sixty (60) consecutive days causing Producer’s well(s) to be shut-in, Producer shall have the option, exercised solely at its discretion, to terminate the Agreement in its entirety insofar and only insofar as it pertains to Subject Gas produced from the affected well(s) by providing to Gatherer advance written notice thirty (30) days in advance of such termination.
17.2.Nothing herein shall be construed to require Producer to drill any well or to continue to operate any well which a prudent operator would not in like circumstances drill or continue to operate. Notwithstanding the foregoing, (a) Producer intends to produce the maximum volumes possible and commits to bring all wells currently shut in for economic purposes, other than those set forth on Exhibit D, online as soon as practicable, but in no event later than July 1, 2016 and (b) Producer agrees that it will not shut-in or choke back wells for economic purposes during the calendar years of 2016 through the end of 2018 unless the well reaches the end of its useful life or safety, technical or mechanical reasons necessitate shutting-in or choking back the well.
17.3.It is agreed that Gatherer shall not be obligated to expand the Gathering System in order to provide capacity hereunder.
18.
    Term
This terms of this Agreement shall be effective from the Effective Date and, subject to the other provisions hereof, shall continue in full force and effect until the tenth anniversary of the date Producer first delivers Subject Gas to the Receipt Point(s) pursuant to the terms of this Agreement and shall be automatically renewed for one (1)

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year periods thereafter unless on or before one hundred eighty (180) days prior to the expiration of the primary term or the expiration of a one (1) year renewal period a Party provides written notice of termination to the other Party (the “Term”). For the avoidance of doubt, this Agreement shall become effective subject to and simultaneously with the "Closing" as such term is defined under the Asset Purchase Agreement.
19.
    Regulatory Bodies
This Agreement and the provisions hereof shall be subject to all valid applicable federal, state, and local laws, order, rules, and regulations. Producer and Gatherer have entered into this Agreement with the understanding, and in reliance on the fact, that this Agreement and/or performance of this Agreement are not and will not be subject to the jurisdiction or regulation of the Federal Energy Regulatory Commission ("FERC"). If this Agreement and/or performance of this Agreement becomes subject to such jurisdiction and/or regulation, this Agreement shall automatically terminate unless Producer and Gatherer agree, in writing, within thirty (30) days of the effective date of the attachment of any such jurisdiction and/or regulation, that this Agreement shall continue after such effective date.
20.
    Disputes
20.1. Should a dispute arise between the Parties out of or in connection with this Agreement, the Parties shall promptly seek to resolve any such dispute by negotiations among the senior executives of the Parties who have the authority to settle such dispute ("Senior Executives") prior to the initiation of any lawsuit. The Senior Executives shall meet at a mutually acceptable time and place within fifteen (15) days after such dispute arises and thereafter as often as they reasonably deem necessary to exchange relevant information and to attempt to resolve the dispute. All negotiations and communications pursuant to this Section shall be treated as compromise and settlement negotiations for purposes of the federal and state Rules of Evidence. If the dispute has not been resolved within thirty (30) days after the initial meeting of the Senior Executives, or such longer period as may be mutually agreed upon, either Party may initiate a lawsuit.
20.2. IN ANY SUIT FILED BY A PARTY HERETO TO RESOLVE A DISPUTE ARISING UNDER THIS AGREEMENT OR RELATED TO THE SERVICES PROVIDED HEREUNDER, EACH PARTY HEREBY COVENANTS AND AGREES TO TAKE ALL STEPS NECESSARY TO WAIVE A TRIAL BY JURY.

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21.
    Notices and Payments
Any notice, request, demand, statement, or bill provided for in this Agreement shall be in writing and delivered by hand, mail, or email. All such written communications shall be effective upon receipt by the other party at the address of the parties hereto as follow:
Producer

Statements:            BlueStone Natural Resources II, LLC
2100 South Utica
Tulsa, OK 74114
Attn: John Redmond
Email: jredmond@bluestonenr.com

Payments:            BlueStone Natural Resources II, LLC
2100 South Utica
Tulsa, OK 74114
Attn: John Redmond
Email: jredmond@bluestonenr.com

Contractual:            BlueStone Natural Resources II, LLC
2100 South Utica
Tulsa, OK 74114
Attn: John Redmond
Email: jredmond@bluestonenr.com

Gatherer

Statements:            Cowtown Pipeline Partners L.P.
1200 Summit Avenue, Suite 320
Fort Worth, Texas 76102
Attn: Revenue Accounting

Payments:            Cowtown Pipeline Partners L.P.
1200 Summit Avenue, Suite 320
Fort Worth, Texas 76102
Attn: Accounting

Contractual:            Cowtown Pipeline Partners L.P.
700 Louisiana, Suite 2550
Houston, Texas 77002
Attn: VP of Commercial
Email: Darrel.hagerman@crestwoodlp.com

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Any of the Parties may designate a further or different address by giving written notice to the other Parties.
22.
    Right to Process the Subject Gas
Producer agrees that Gatherer shall have the right to process, or cause to be processed, blend, or cause to be blended, the Subject Gas delivered hereunder for the extraction of natural gas liquids and other valuable components, to the extent that Gatherer or its Affiliates constructs, acquires or otherwise obtains access to facilities capable of processing such Subject Gas. Upon written notice to Producer that Gatherer is ready and willing to exercise this right, the Parties will negotiate in good faith the terms and fees for the processing of the Subject Gas at any such facility, which terms and fees (i) shall be consistent with those then prevailing in the area for similar processing or blending and (ii) shall be set forth in an amendment to this Agreement or in a supplemental agreement between the Parties.
23.
    Assignment
This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of the respective Parties hereto, but no transfer of or succession to the interest of any Party hereunder, either wholly or partially, shall affect or bind the other Parties until it shall have been furnished with the original instrument or with the proper proof that the claimant is legally entitled to such interest; provided, however, that in the case of any assignment by Producer (i) such assignment shall be further subject to the satisfaction by Producer’s assignee of the creditworthiness requirements of Section 12.6, and (ii) Producer’s assignee shall be required to expressly agree under such assignment to assume and be bound by all of the obligations of Producer under this Agreement.
24.
    Miscellaneous
24.1.No waiver by any Party of any one or more defaults in the performance of any provision of this Agreement shall operate or be construed as a waiver of any other default or future defaults, whether of a like or different character.
24.2.No modification or amendment of the terms and provisions of the Agreement shall be made except by the execution of a written agreement by the

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Parties. This Agreement contains the entire agreement between the Parties and there are no oral promises, agreements, or warranties affecting it.
24.3.The headings in the Agreement are formulated and used for convenience only and shall not be deemed to affect the meaning or construction of any provisions of the Agreement.
24.4.This Agreement supersedes and replaces any other contract(s) or agreements(s) which may exist between the Parties covering the gathering or processing of the Subject Gas owned by Producer dedicated hereunder.
24.5. Nothing in this Agreement is intended to create a partnership or joint venture under state law or to render the Parties hereto jointly and severally liable to any third party. Each of the Parties elects to be excluded from the provisions of Subchapter K, Chapter 1 of Subtitle A, of the Internal Revenue Code of 1986 pursuant to the provisions of Article 761(a) of such code and from any similar provisions of state law. Gatherer shall timely file such evidence of this election as may be required under applicable law.

24.6. Should any section, subsection, paragraph, subparagraph, or other portion of this Agreement be found invalid as a matter of law in a duly authorized court, or by a duly authorized government agency, then only that portion of the Agreement shall be invalid. The remainder of the Agreement which shall not have been found invalid shall remain in full force and effect.

24.7.THIS AGREEMENT, AND ALL QUESTIONS RELATING TO ITS VALIDITY, INTERPRETATION, PERFORMANCE, AND ENFORCEMENT (INCLUDING, WITHOUT LIMITATION, PROVISIONS CONCERNING LIMITATIONS OF ACTIONS) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, NOTWITHSTANDING ANY CONFLICT-OF-LAWS DOCTRINES OF SUCH STATE OR OTHER JURISDICTION TO THE CONTRARY. ALL MATTERS LITIGATED BY OR BETWEEN THE PARTIES THAT INVOLVE THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, OR ANY RELATED DOCUMENTS OR MATTERS HEREUNDER SHALL BE BROUGHT ONLY IN HOUSTON, HARRIS COUNTY, TEXAS.
24.8.This Agreement was prepared jointly by the Parties hereunder and not by any Party to the exclusion of the other. In the event an ambiguity or question of intent or interpretation arises, no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship, or any greater involvement in the drafting, of any of the provisions of this Agreement.

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24.9.The Parties warrant and represent that no promise, agreement, representation, inducement, or condition which is not herein expressed has been made to either Party by the other, or any agent or representative of either Party to the other, in executing this Agreement. The Parties further warrant and represent they are not relying upon, and expressly disclaim, any such promise, agreement, representation, inducement, or condition which is not herein expressed in executing this Agreement. The Parties represents and warrant they are relying solely upon their own judgment in entering this Agreement.
24.10.This Agreement is being executed contemporaneously with the Parties’ Letter Agreement. The Parties represent, warrant, and agree this Agreement and the Letter Agreement collectively comprise one transaction.
25.
    Gas Gathering at Village Creek Pad
25.1Use of Third Party Gatherer. Producer acknowledges and agrees that Gatherer may cause the gathering of the Subject Gas from the Village Creek Pad by Third Party Gatherer at the Village Creek Pad Receipt Point pursuant to a separate gathering agreement between Gatherer and Third Party Gatherer for delivery of such the Subject Gas to a Third Party Delivery Point as follows: On a daily basis, the first 15,000 MMBtus of the Subject Gas produced from the Village Creek Pad will be delivered to the Crestwood Offload Point; the remainder of the Subject Gas produced from the Village Creek Pad may be delivered to any Third Party Delivery Point at the Producer's direction and discretion. In addition, if the total quantity of all gas, inclusive of third party gas, delivered to the Crestwood Offload Point exceeds 15,000 MMBtus per day ("Excess Quantity''), Gatherer shall cause Producer's portion of the Excess Quantity to be delivered to any Third Party Delivery Point, for no additional fee, at the Producer's direction and discretion.

25.2Village Creek Pad Receipt Point. The receipt point for the wells on the Village Creek Pad will be the Third Party Gatherer's meter number 22421 located on the Village Creek Pad.

25.3Quality of the Subject Gas. The quality of the Subject Gas delivered by Producer to the Village Creek Pad Receipt Point shall comply with those specifications and conditions as provided in Section 7 of this Agreement, and specifically Section 7.1, provided in the event of any conflict of quality specifications with downstream transporters, the more stringent or restrictive specifications shall be satisfied. Producer shall be responsible for reimbursing Gatherer for the actual reasonable cost incurred by Third Party Gatherer for the cost of handling and disposal of associated saltwater and other liquids not meeting the applicable

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specifications and conditions as provided above, if Producer delivers such liquids into the Third Party Gathering System. Producer warrants that, with respect to the Subject Gas, it has, to its knowledge, complied with the terms and conditions of this Agreement, and that the Subject Gas to be delivered at the Village Creek Pad will comply with all applicable laws, rules and regulations.

25.4Allocation of Gains, Fuel, Loss and Electrical Power. The following calculations shall be used in lieu of Section 10 to allocate Gain, Fuel, Loss, and Electrical Power to the Village Creek Pad:

a.	Gatherer's Allocation of Gain, Fuel, Loss, and Electric Power Incurred on Gatherer's Gathering system (measured in MMBtu's):

The quantity of the Subject Gas attributable to the Village Creek Pad Receipt Point for purposes of allocating Gain, Fuel and Loss on Gatherer's Gathering System shall be calculated as follows: volume of the Subject Gas at Village Creek Pad Receipt Point, less any volume nominated by Producer for delivery to a Third Party Delivery Point other than the Crestwood Offload Point, less any Gain, Fuel, or Loss allocated to Producer on the Third Party Gatherer's Gathering System (the “Village Creek Pad Volume"). This Village Creek Pad Volume shall be multiplied by (i.), (ii.), or (iii.) below to derive the respective allocation for each:

i.	Percentage of Gathering System Gain/Loss:

Sum of Total Delivered Quantities, less (the sum of all gas delivered at all Receipt Points, less Gathering System Fuel, less quantities of any Gathering System Gas Lift), divided by the sum of all gas delivered at all Receipt Points;

e.g. a-(b-c-d)
b

ii.	Percentage of Gathering System Fuel:

Fuel utilized or consumed by the Gathering System divided by the sum of all gas delivered at all Receipt Points.

iii.	Gathering System Electrical Power (in Dollars):

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The total dollar amount paid for such Electrical Power divided by the sum of all gas delivered at all Receipt Points on the Gathering System.

b.	Third Party Gatherer Allocation of Gain, Fuel, Loss incurred on Third Party Gatherer's Gathering System (measured in MMBtu's):

i.	When all of the Subject Gas delivered into the Village Creek Pad Receipt Point is nominated for delivery to the Crestwood Offload Point:

1.	Allocation of Gathering System Gain/Loss:

Third Party Gatherer's Gain/Loss incurred on the Third Party Gatherer's Gathering System that is attributable to the Subject Gas shall be passed through to the Producer.

2.	Percentage of Fuel:

No Third Party Gathering System Fuel shall be passed through or allocated to the Producer.

ii.	When the Subject Gas delivered into the Village Creek Pad Receipt Point is nominated for delivery to other Third Party Delivery Points as well as to the Crestwood Offload Point:

1.	Allocation of Gathering System Gain/Loss:

All Third Party's Gain/Loss incurred on the Third Party Gatherer's Gathering System shall be passed through to the Producer.

2.	Percentage of Fuel:

Fuel incurred on the Third Party Gatherers Gathering System in the delivery of the Subject Gas to Third Party Delivery Points other than the Crestwood Offload Point shall be passed through to the Producer.

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25.5Gas Lift at Village Creek Pad.

a.	In the event that Producer requests Gas for gas lift for:

i.	the following wells (collectively, the “Existing Village Creek Wells”):

(1) Village Creek 8H
(2) Village Creek 10H
(3) Village Creek 12H, or

ii.	any future well situation on the Village Creek Pad,

Gatherer shall promptly install (or cause to be installed) all equipment at the Village Creek Pad necessary to provide gas lift Gas to the wells situated on the Village Creek Pad (collectively, the "Village Creek Gas Lift Facility"), which may include but is not limited to a meter station, over pressure protection valve and device, electronic flow meter, radio communication, SCADA and appurtenant valves and appropriate piping and tubing. Producer agrees to reimburse Gatherer for all actual costs, upon invoice, incurred by Gatherer for the installation of the Village Creek Gas Lift Facility. Following installation, the Village Creek Gas Lift Facility shall become a part of the Third Party Gatherer's Gathering System.

b.
Gatherer will make available (or cause to be made available) to Producer at the Village Creek Gas Lift Facility a quantity of Gas to be used by Producer as field use gas for all present and future wells situated on the Village Creek Pad (as permitted by Section 3.2 of the Agreement). Such field use quantities made available to Producer ("Village Creek Lift Gas") shall be subtracted from the quantities of Gas delivered by Gatherer at the Third Party Delivery Point(s). In the event that the quantities of Village Creek Lift Gas made available to Producer during a given Month exceed the total quantities of Gas delivered for Producer at the Third Party Delivery Point(s) for the given month and the following two (2)

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Months (the ''Un-Replaced Quantities"), then Producer shall purchase upon invoice the Un-Replaced Quantities ($ per MMBtu) at (***), in effect for the Month such Village Creek Lift Gas was delivered by Gatherer or its designee to Producer at the Village Creek Gas Lift Facility. Any amount owed to Gatherer for such Un-Replaced Quantities shall be paid to Gatherer by Producer within thirty (30) days of receipt of invoice from Gatherer.

c.
Notwithstanding any other provision of the Agreement to the contrary (i) no Lift Gas Fee shall apply to the Village Creek Lift Gas and (ii) the Lift Gas Volume of the Village Creek Lift Gas shall be measured at Third Party Gatherer's meter number 22422.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in several originals as of the Effective Date.

PRODUCER

BlueStone Natural Resources II, LLC, a
Delaware limited liability company

By:    John Redmond
Name:    John Redmond
Title:    President/Chief Executive Officer

GATHERER

Cowtown Pipeline Partners L.P., a Texas                             limited partnership

By:    Crestwood Gas Services Operating
GP LLC, its General partner

By:    J. Heath Deneke
Name: J. Heath Deneke
Title: Chief Operating Officer and                                 President, Pipeline Services Group

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EXHIBIT A
to the
GAS GATHERING AGREEMENT
This Exhibit A is attached to the Gas Gathering Agreement (the "Agreement") dated effective April 1, 2016 by and between BlueStone Natural Resources II, LLC, as Producer, and Cowtown Pipeline Partners L.P., as Gatherer, and made a part thereof for all purposes. All defined terms used herein shall have the same meaning as set forth in the Agreement.
Contract Area
Tarrant County, Texas.

Leases
See attached sheets.

Exhibit A Page 1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

ST	County	File ID	Lessor	Lease Dated	Recorded County	Instrument No.
TX	TARRANT	TX4390002.01	MICHAEL C OLCOTT	3/25/2005	TARRANT	D205143296
TX	TARRANT	TX4390002.02	MARY SUSAN OLCOTT	6/20/2005	TARRANT	D205177448
TX	TARRANT	TX4390002.03	OLCOTT TRUSTS FROST BK TR	9/15/2005	TARRANT	D205281911
TX	TARRANT	TX4390003.01	LUCILLA S GARRETT	4/5/2005	TARRANT	D205138067
TX	TARRANT	TX4390003.02	JOHN B SARTAIN	4/5/2005	TARRANT	D205138066
TX	TARRANT	TX4390003.03	J EDWARD SARTAIN	4/5/2005	TARRANT	D205163408
TX	TARRANT	TX4390004.00	JACK R MCLAUGHLIN TRUSTEE	1/19/2005	TARRANT	D205170539
TX	TARRANT	TX4390005.00	S L SIBERT COMPANY INC	5/12/2005	TARRANT	D205163412
TX	TARRANT	TX4390006.00	303 BUSINESS PARK VENTURE	5/12/2005	TARRANT	D205170540
TX	TARRANT	TX4390011.00	ELMER E HUBBLE ET UX	4/7/2005	TARRANT	D205110052
TX	TARRANT	TX4390017.00	820/MARTIN DEVELOPMENT LP	4/14/2005	TARRANT	D205112088
TX	TARRANT	TX4390021.00	VIVIENNE B WILLIAMS ET AL	7/1/2005	TARRANT	D205255638
TX	TARRANT	TX4390026.00	E-DOR LTD	4/29/2005	TARRANT	D205163411
TX	TARRANT	TX4390027.01	JOHN MICHAEL DAVIS	12/5/2005	TARRANT	D206017041
TX	TARRANT	TX4390027.02	LINDA RADER OVERMAN	9/2/2005	TARRANT	D205342980
TX	TARRANT	TX4390027.03	WEB MADDOX TRUST	9/20/2005	TARRANT	D205281913
TX	TARRANT	TX4390027.04	ROSALIE ANN RADER	8/30/2005	TARRANT	D205281912
TX	TARRANT	TX4390027.05	BETTY J. MOORE	6/10/2005	TARRANT	D205220506
TX	TARRANT	TX4390027.06	JOHN N FRY	6/10/2005	TARRANT	D205209263
TX	TARRANT	TX4390027.07	CAROLYN CAMPBELL	6/10/2005	TARRANT	D205209264
TX	TARRANT	TX4390027.08	GRAYCE H. DAVIS	6/14/2005	TARRANT	D205209265
TX	TARRANT	TX4390027.09	ROSEMARY HULBURT	6/10/2005	TARRANT	D205209266
TX	TARRANT	TX4390027.10	ROBERT N RADER	6/24/2005	TARRANT	D205209267
TX	TARRANT	TX4390027.11	SHARON FOX	6/21/2005	TARRANT	D205220505
TX	TARRANT	TX4390027.12	JUDITH E BEEBE	6/27/2005	TARRANT	D205220504
TX	TARRANT	TX4390027.13	JAMES NEWTON	6/29/2005	TARRANT	D205220502
TX	TARRANT	TX4390027.14	PAT PACKARD	7/1/2005	TARRANT	D205220501
TX	TARRANT	TX4390027.15	GERALD S NEWTON	6/29/2005	TARRANT	D205220503
TX	TARRANT	TX4390027.16	EDWARD TUCKER MUSE	6/23/2006	TARRANT	D206220923
TX	TARRANT	TX4390027.17	EWELL H MUSE	6/23/2006	TARRANT	D206220922
	TARRANT	TX4390027.17	EWELL H MUSE	6/23/2006	TARRANT	D207112377
TX	TARRANT	TX4390027.18	BILLIE B MOSITES TRUSTEE	10/4/2006	TARRANT	D206323151
TX	TARRANT	TX4390027.19	CHERYL A MOSITES	10/4/2006	TARRANT	D206323152
TX	TARRANT	TX4390027.20	DUVONNE C MOSITES	10/4/2006	TARRANT	D206323153
TX	TARRANT	TX4390027.21	CRISTIE L MOSITES	10/4/2006	TARRANT	D206323154
TX	TARRANT	TX4390027.22	LORI D MOSITES	10/4/2006	TARRANT	D206323155

Exhibit A Page 2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390027.23	EWELL H MUSE III	2/5/2007	TARRANT	D207088320
TX	TARRANT	TX4390027.24	EDWARD TUCKER MUSE	2/5/2007	TARRANT	D207088319
TX	TARRANT	TX4390027.25	JESSICA CADWELL	5/30/2007	TARRANT	D207233344
TX	TARRANT	TX4390027.26	KRISTINE ASHTON	5/9/2007	TARRANT	D207217310
TX	TARRANT	TX4390027.27	DOUGLAS CADWELL	5/9/2007	TARRANT	D207217311
TX	TARRANT	TX4390027.28	E P MADDOX III	9/27/2007	TARRANT	D207408114
TX	TARRANT	TX4390027.29	F CHRIS FARKAS TRUST	12/19/2007	TARRANT	D208001564
TX	TARRANT	TX4390027.30	DAUN CRAIG FARKAS	11/5/2007	TARRANT	D208024437
TX	TARRANT	TX4390027.31	EDWARD M MUSE TRUST	11/30/2007	TARRANT	D207450509
TX	TARRANT	TX4390027.32	NANCY LEE BASS	11/30/2007	TARRANT	D207450510
TX	TARRANT	TX4390027.33	NANCY MUSE LEE BASS	4/16/2009	TARRANT	D209125162
TX	TARRANT	TX4390027.34	LUCY RYAN MUSE	4/16/2009	TARRANT	D209125163
TX	TARRANT	TX4390027.35	EDWARD M MUSE TRUST	4/16/2009	TARRANT	D209125164
TX	TARRANT	TX4390027.36	LINDA RADER OVERMAN	4/16/2009	TARRANT	D209134576
TX	TARRANT	TX4390027.37	CAROLYN CAMPBELL	4/16/2009	TARRANT	D209134577
TX	TARRANT	TX4390027.38	SHARON FOX	4/16/2009	TARRANT	D209134578
TX	TARRANT	TX4390027.39	PATRICIA L PACKARD	4/16/2009	TARRANT	D209134579
TX	TARRANT	TX4390027.40	GERALD S NEWTON	4/16/2009	TARRANT	D209134580
TX	TARRANT	TX4390027.41	JAMES A NEWTON	4/16/2009	TARRANT	D209134581
TX	TARRANT	TX4390027.42	JOHN N FRY	4/16/2009	TARRANT	D209134583
TX	TARRANT	TX4390027.43	GRAYCE H DAVIS	4/16/2009	TARRANT	D209134582
TX	TARRANT	TX4390027.44	JUDITH E BEEBE	4/16/2009	TARRANT	D209145772
TX	TARRANT	TX4390027.45	ROSALIE ANN RADER	4/16/2009	TARRANT	D209145770
TX	TARRANT	TX4390027.46	CADWELL-MCCLEEREY FM TR	4/16/2009	TARRANT	D209159509
TX	TARRANT	TX4390027.47	JESSICA CADWELL	4/16/2009	TARRANT	D209154618
TX	TARRANT	TX4390027.48	ROSEMARY HULBURT	4/16/2009	TARRANT	D209154620
TX	TARRANT	TX4390027.49	JOHN MICHAEL DAVIS	4/16/2009	TARRANT	D209154623
TX	TARRANT	TX4390027.50	ROBERT N RADER	4/16/2009	TARRANT	D209154622
TX	TARRANT	TX4390027.51	DONO W MOORE	6/15/2009	TARRANT	D209175671
TX	TARRANT	TX4390027.52	KRISTINE WITHAM	6/30/2009	TARRANT	D209197945
TX	TARRANT	TX4390027.53	F CHRIS FARKAS TESTAMENTARY TR	4/23/2010	TARRANT	D210111114
TX	TARRANT	TX4390029.00	SOUTH LOOP 820 LP	5/9/2005	TARRANT	D205185617
	TARRANT	TX4390029.00	SOUTH LOOP 820 LP	5/9/2005
TX	TARRANT	TX4390030.00	SCI TEXAS FUNERAL SERVICES	6/24/2005	TARRANT	D205195024
TX	TARRANT	TX4390031.00	ROBERT F HENDERSON ET UX	4/30/2005	TARRANT	D205195025
TX	TARRANT	TX4390034.00	SUN VALLEY INDUSTRIAL PARK	5/9/2005	TARRANT	D205209268

Exhibit A Page 3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390034.00	SUN VALLEY INDUSTRIAL PARK	5/9/2005	TARRANT	D208369012
TX	TARRANT	TX4390035.00	AL RAY BULLS JR	6/14/2005	TARRANT	D205209269
TX	TARRANT	TX4390036.00	DJK INC	11/30/2005	TARRANT	D206067890
TX	TARRANT	TX4390037.00	SHERRY LAWHON ET VIR	1/27/2006	TARRANT	D206067887
TX	TARRANT	TX4390038.00	G L HARRIS ET UX	2/8/2006	TARRANT	D206067888
TX	TARRANT	TX4390040.00	AEROSPACE OPTICS INC	2/7/2006	TARRANT	D206067889
TX	TARRANT	TX4390041.00	FRANK NGUYEN ET UX	8/12/2005	TARRANT	D206094635
TX	TARRANT	TX4390042.00	BOBBY DAVIS	2/21/2006	TARRANT	D206094636
TX	TARRANT	TX4390044.00	JOY LYNN THOMPSON	3/27/2006	TARRANT	D206123050
TX	TARRANT	TX4390046.00	THOMAS E CAESAR ET UX	2/8/2006	TARRANT	D206162967
TX	TARRANT	TX4390047.00	GARY E NICHOLS ET UX	5/18/2006	TARRANT	D206162970
TX	TARRANT	TX4390062.00	LAWHON INC	11/11/2005	TARRANT	D205384590
TX	TARRANT	TX4390063.00	LARRY PEABODY EXEC	11/23/2005	TARRANT	D205384591
TX	TARRANT	TX4390064.00	ROBERT WARD WILLIAMS	11/18/2005	TARRANT	D205384592
TX	TARRANT	TX4390065.00	SHERRY LAWHON ET VIR	11/11/2005	TARRANT	D205384593
TX	TARRANT	TX4390086.00	RONALD W WERTZ	7/27/2005	TARRANT	D205264967
TX	TARRANT	TX4390087.00	WHIZ-Q INC	8/3/2005	TARRANT	D205264965
TX	TARRANT	TX4390087.00	WHIZ-Q INC	8/3/2005
TX	TARRANT	TX4390088.00	OVERNITE TRANSPORATION CO	8/10/2005	TARRANT	D205281914
TX	TARRANT	TX4390089.00	PITTMAN CONSTRUCTION INC	8/7/2005	TARRANT	D205281917
TX	TARRANT	TX4390091.00	W H GROVE ESTATE	9/20/2005	TARRANT	D205281915
TX	TARRANT	TX4390096.00	BOWER & PARKER INV INC	8/12/2005	TARRANT	D205292845
TX	TARRANT	TX4390098.00	EASTLAND REAL ESTATE INV	10/24/2005	TARRANT	D205342984
TX	TARRANT	TX4390099.00	JUDEA MISSIONARY BAPTIST	9/1/2005	TARRANT	D205342983
TX	TARRANT	TX4390100.00	BWW TRUST	10/14/2005	TARRANT	D205342982
TX	TARRANT	TX4390101.00	BWW TRUST	9/30/2005	TARRANT	D205342981
TX	TARRANT	TX4390104.00	WORLD MISSIONARY BAPTIST	9/1/2005	TARRANT	D205297236
TX	TARRANT	TX4390105.00	UNLIMITED FAITH II LLC	9/1/2005	TARRANT	D205297235
TX	TARRANT	TX4390106.00	WILLIE D STRAWTHER ET UX	8/22/2005	TARRANT	D205297234
TX	TARRANT	TX4390108.00	GARY M REEDER	8/10/2005	TARRANT	D205292850
TX	TARRANT	TX4390109.00	LAWHON INC	8/1/2005	TARRANT	D205292849
TX	TARRANT	TX4390113.00	PHILIP H TREW JR	2/1/2006	TARRANT	D206034818
TX	TARRANT	TX4390114.00	WILLIE E MULKEY ET UX	5/4/2006	TARRANT	D206187077
TX	TARRANT	TX4390115.01	F WILLIAM BUEHLER III	5/25/2006	TARRANT	D206242430
TX	TARRANT	TX4390115.01	F WILLIAM BUEHLER III	5/25/2006	TARRANT	D206187078

Exhibit A Page 4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390115.02	PHYLLIS D THOMAS	5/25/2006	TARRANT	D206242431
TX	TARRANT	TX4390115.02	PHYLLIS D THOMAS	5/25/2006	TARRANT	D206187079
TX	TARRANT	TX4390116.00	G & P PROPERTIES	5/18/2006	TARRANT	D206187080
TX	TARRANT	TX4390117.00	JIM TALLY ET UX	5/8/2006	TARRANT	D206187081
TX	TARRANT	TX4390118.00	OLLIE STRAWN ET UX	5/16/2006	TARRANT	D206187083
TX	TARRANT	TX4390119.00	CHARLES E TAGG	5/16/2006	TARRANT	D206187084
TX	TARRANT	TX4390122.00	NELDA TOMLIN MCCASLIN	5/9/2006	TARRANT	D206203381
TX	TARRANT	TX4390126.00	AL RAY BULLS JR	6/14/2005	TARRANT	D205209270
TX	TARRANT	TX4390127.00	LAWHON INC	6/10/2005	TARRANT	D205209271
TX	TARRANT	TX4390128.00	LAWHON INC	6/10/2005	TARRANT	D205241494
TX	TARRANT	TX4390129.00	LOUIS LAND COMPANY LTD	5/27/2005	TARRANT	D205220500
TX	TARRANT	TX4390129.00	LOUIS LAND COMPANY LTD	5/27/2005	TARRANT
TX	TARRANT	TX4390130.00	WESTWIND ENTERPRISES LTD	7/21/2005	TARRANT	D205231012
TX	TARRANT	TX4390133.00	OAK CREEK HOUSING PROP LP	11/23/2005	TARRANT	D206033401
TX	TARRANT	TX4390135.00	ERNEST THOMAS ET UX	12/20/2005	TARRANT	D206052095
TX	TARRANT	TX4390136.00	LAWHON INC	1/3/2006	TARRANT	D206033402
TX	TARRANT	TX4390137.00	ERNEST THOMAS ET UX	12/20/2005	TARRANT	D206052094
TX	TARRANT	TX4390138.00	ERNEST THOMAS ET UX	12/20/2005	TARRANT	D206052093
TX	TARRANT	TX4390140.00	JO ANN THOMAS ET VIR	12/20/2005	TARRANT	D206052091
TX	TARRANT	TX4390141.00	ERNEST THOMAS ET UX	12/20/2005	TARRANT	D206052090
TX	TARRANT	TX4390143.00	ALBERT CARRILLO	6/8/2006	TARRANT	D206220930
TX	TARRANT	TX4390144.01	JOYCE ANN PUTMAN	6/10/2006	TARRANT	D206220928
TX	TARRANT	TX4390144.02	LUTHER D PUTMAN	6/10/2006	TARRANT	D206220929
TX	TARRANT	TX4390145.00	JWV ASSOC LTD	6/14/2006	TARRANT	D206220927
TX	TARRANT	TX4390145.00	JWV ASSOC LTD	6/14/2006	TARRANT	D206254039
TX	TARRANT	TX4390147.00	ROOTIN-TOOTIN PROP LP	6/14/2006	TARRANT	D206235885
TX	TARRANT	TX4390148.00	HARRY MCDANIEL ET UX	6/21/2006	TARRANT	D206235886
TX	TARRANT	TX4390149.00	YEN NGUYEN	7/12/2006	TARRANT	D206235887
TX	TARRANT	TX4390150.01	ARNOLD D HOLLEMAN ET AL	6/28/2006	TARRANT	D206235888
TX	TARRANT	TX4390150.02	MILTON L CHAPMAN ET UX	2/1/2010	TARRANT	D210054069
TX	TARRANT	TX4390150.03	GEORGE WILLIAM CHAPMAN JR	4/1/2010	TARRANT	D210083646
TX	TARRANT	TX4390150.04	LONNIE CHANCE	4/1/2010	TARRANT	D210093228
TX	TARRANT	TX4390150.05	DELORES IDA WEIL	4/1/2010	TARRANT	D210093227
TX	TARRANT	TX4390150.06	VICKIE L WARNKE	4/1/2010	TARRANT	D210093229

Exhibit A Page 5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390150.07	GINGER L BODIFORD	4/1/2010	TARRANT	D210093226
TX	TARRANT	TX4390150.08	SHIRLEY BLEVINS	4/1/2010	TARRANT	D210095770
TX	TARRANT	TX4390150.09	KATHLEEN ANN WHALAN	4/15/2010	TARRANT	D210114851
TX	TARRANT	TX4390150.10	JUSTIN HOLLEMAN	5/15/2010	TARRANT	D210115328
TX	TARRANT	TX4390150.11	LINDA JEAN OLLIS	4/28/2010	TARRANT	D210126174
TX	TARRANT	TX4390150.12	CLAYTON PARSONS	5/19/2010	TARRANT	D210117991
TX	TARRANT	TX4390150.13	GARY CHANCE ET UX	5/18/2010	TARRANT	D210131549
TX	TARRANT	TX4390150.14	DONALD MILAM ET UX	5/18/2010	TARRANT	D210131550
TX	TARRANT	TX4390150.15	AMANDA LEIGH HOLLEMAN	4/27/2010	TARRANT	D210131551
TX	TARRANT	TX4390150.16	ALMA FAYE LEWIS	6/2/2010	TARRANT	D210131548
TX	TARRANT	TX4390151.00	LORETTA ORTEGA ET VIR	6/22/2006	TARRANT	D206220925
TX	TARRANT	TX4390152.00	ANCIENT OAKS LTD	7/26/2006	TARRANT	D206229201
TX	TARRANT	TX4390153.00	POOR BOYS PROPERTIES	6/14/2006	TARRANT	D206235884
TX	TARRANT	TX4390154.00	NGOCANH THI TRAN & N D BUI	6/15/2006	TARRANT	D206220924
TX	TARRANT	TX4390155.00	RICKEY LEE STRAWN SR ET UX	5/16/2006	TARRANT	D206187082
TX	TARRANT	TX4390156.00	CITY OF ARLINGTON	10/18/2006	TARRANT	D206329299
TX	TARRANT	TX4390156.00	CITY OF ARLINGTON	10/18/2006
TX	TARRANT	TX4390156.00	CITY OF ARLINGTON	10/18/2006
TX	TARRANT	TX4390156.00	CITY OF ARLINGTON	10/18/2006
TX	TARRANT	TX4390156.00	CITY OF ARLINGTON	10/18/2006
TX	TARRANT	TX4390156.00	CITY OF ARLINGTON	10/18/2006
TX	TARRANT	TX4390157.00	VALUE FAM PROP SUMMERLAKE	6/26/2006	TARRANT	D206278075
TX	TARRANT	TX4390158.00	TRIUMPH FABRICATIONS FW	7/26/2006	TARRANT	D206279354
TX	TARRANT	TX4390159.00	WILLIAM A STANLEY ET UX	7/19/2006	TARRANT	D206254040
TX	TARRANT	TX4390160.00	DAN DIPERTS TRAVEL SERV	7/20/2006	TARRANT	D206254041
TX	TARRANT	TX4390161.00	G M & B A COOPER FAMILY TR	7/18/2006	TARRANT	D206254042
TX	TARRANT	TX4390165.00	ARC COM 3 EL LAGO	8/1/2006	TARRANT	D206242434
TX	TARRANT	TX4390168.00	JERRY C MOYES ET UX	9/19/2006	TARRANT	D206325108
TX	TARRANT	TX4390168.00	JERRY C MOYES ET UX	9/19/2006	TARRANT	D208423737
TX	TARRANT	TX4390169.00	TXU MINERAL DEV CO LP	10/13/2006	TARRANT	D206325109
TX	TARRANT	TX4390169.00	TXU MINERAL DEV CO LP	10/13/2006
TX	TARRANT	TX4390169.00	TXU MINERAL DEV CO LP	10/13/2006

Exhibit A Page 6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390169.00	TXU MINERAL DEV CO LP	10/13/2006
TX	TARRANT	TX4390170.00	RICHARD WARREN	9/21/2006	TARRANT	D206325107
TX	TARRANT	TX4390171.00	FEDEX GROUND PACKAGE SYS	5/19/2006	TARRANT	D206325106
TX	TARRANT	TX4390172.00	SHERRY LAWHON ET VIR	9/22/2006	TARRANT	D206325105
TX	TARRANT	TX4390173.00	ROBERT DANIEL RUSSELL	10/11/2006	TARRANT	D206323157
TX	TARRANT	TX4390175.00	EBENEZER MISSIONARY BAPTIS	8/9/2006	TARRANT	D206325104
TX	TARRANT	TX4390181.00	JAMES DORSEY ET UX	8/1/2006	TARRANT	D206319456
TX	TARRANT	TX4390182.00	303 JOINT VENTURE	11/15/2006	TARRANT	D206362872
TX	TARRANT	TX4390184.99	303 BUSINESS PARK VENTURE	2/15/2007	TARRANT	D207058579
TX	TARRANT	TX4390185.00	JAMES RICHARD NACHLINGER	10/4/2006	TARRANT	D206329673
TX	TARRANT	TX4390186.00	ALLAGENE CAUDLE	9/18/2006	TARRANT	D206329674
TX	TARRANT	TX4390209.00	EASTLAND REAL ESTATE INV	9/22/2006	TARRANT	D206390216
TX	TARRANT	TX4390210.00	J BIMER & DERMARDIROSSIAN	7/22/2006	TARRANT	D206329675
TX	TARRANT	TX4390212.00	RICHARD R BRADSHAW ET UX	10/18/2006	TARRANT	D206390218
TX	TARRANT	TX4390213.00	GOOD SHEPARD TEMPLE OF PRA	9/19/2006	TARRANT	D206390219
TX	TARRANT	TX4390215.00	RUBY L STOY	10/10/2006	TARRANT	D206390220
TX	TARRANT	TX4390216.00	RICHARD DORSETT ET UX	10/26/2006	TARRANT	D206402250
TX	TARRANT	TX4390217.00	CALEAST NAT TEXAS LP	8/1/2006	TARRANT	D206402249
TX	TARRANT	TX4390220.01	PATRICIA A PENNINGTON	11/17/2006	TARRANT	D207038208
TX	TARRANT	TX4390220.02	GARY W GARDNER	11/17/2006	TARRANT	D207029761
TX	TARRANT	TX4390220.03	JACK V GARDNER	11/17/2006	TARRANT	D207029762
TX	TARRANT	TX4390220.04	LARRY J GARDNER	11/17/2006	TARRANT	D207029763
TX	TARRANT	TX4390220.05	RONALD S GARDNER	11/17/2006	TARRANT	D207029764
TX	TARRANT	TX4390220.06	GENTRY FAMILY LIVING TRUST	11/17/2006	TARRANT	D207029765
TX	TARRANT	TX4390220.07	DENISE PENNINGTON	11/17/2006	TARRANT	D207029766
TX	TARRANT	TX4390220.08	PAULA L PENNINGTON	11/17/2006	TARRANT	D207029767
TX	TARRANT	TX4390221.00	WAYNE ALLEN SMITH	1/12/2007	TARRANT	D207038209 not in file
TX	TARRANT	TX4390222.00	DENNIS M WILLIAMS ET UX	1/12/2007	TARRANT	D207038210

Exhibit A Page 7

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390223.00	GLENDA COLBURN	12/28/2006	TARRANT	D207029768
TX	TARRANT	TX4390258.00	ELDON F ESSEX ET UX	4/20/2007	TARRANT	D207160562
TX	TARRANT	TX4390259.00	TERRI DAWN DELPHO	4/20/2007	TARRANT	D207160561
TX	TARRANT	TX4390262.00	ERNEST W THOMAS ET UX	3/20/2007	TARRANT	D207141710
TX	TARRANT	TX4390265.00	ROBERT DANIEL RUSSELL	4/20/2007	TARRANT	D207160558
TX	TARRANT	TX4390266.00	JAMES RICHARD NACHLINGER	4/20/2007	TARRANT	D207160560
TX	TARRANT	TX4390267.00	EXELON PEAKER DEV LLP	6/8/2007	TARRANT	D207204341
TX	TARRANT	TX4390271.00	TIMOTHY DUANE ARMSTRONG	5/5/2007	TARRANT	D207171407
TX	TARRANT	TX4390284.00	RUDOLPH VASQUEZ ET UX	4/24/2007	TARRANT	D207176507
TX	TARRANT	TX4390303.00	MARY STEWART	7/3/2007	TARRANT	D207264090
TX	TARRANT	TX4390319.00	VASS'E ENTERPRISES INC	7/11/2007	TARRANT	D207263720
TX	TARRANT	TX4390328.00	CASCO PROPERTIES	7/12/2007	TARRANT	D207288508
TX	TARRANT	TX4390334.00	ST TX 108059	7/17/2007	TARRANT	D207310986
TX	TARRANT	TX4390343.00	LOLA C VECERA	9/1/2007	TARRANT	D207336954
TX	TARRANT	TX4390347.00	TARRANT COUNTY	10/7/2007	TARRANT	D207372463
TX	TARRANT	TX4390348.00	CITY OF FORT WORTH	1/1/2008	TARRANT	D208008423
TX	TARRANT	TX4390352.00	JAMES W GADDY ET UX	10/19/2007	TARRANT	D207384417
TX	TARRANT	TX4390353.00	LARRY RIGGAN	11/2/2007	TARRANT	D207409033
TX	TARRANT	TX4390355.00	NORVILLE LEWIS RIGGAN SR	11/12/2007	TARRANT	D207432550
TX	TARRANT	TX4390373.00	ERNEST W THOMAS ET UX	11/14/2007	TARRANT	D207459982
TX	TARRANT	TX4390374.00	SUNAKO RICHEY ET VIR	11/14/2007	TARRANT	D207458160
TX	TARRANT	TX4390375.00	GARY LYNN COLBURN	11/29/2007	TARRANT	D207459983
TX	TARRANT	TX4390376.00	EDWARD J MALONE ET UX	11/30/2007	TARRANT	D207459984
TX	TARRANT	TX4390379.00	G W WILLIAMS	12/12/2007	TARRANT	D207459985
TX	TARRANT	TX4390380.00	ROBERT W MCCREARY ET UX	9/21/2007	TARRANT	D207459986
TX	TARRANT	TX4390381.00	JOHN J KOSLOW ET UX	11/30/2007	TARRANT	D207458155
TX	TARRANT	TX4390382.00	TONY LEROY BLACK	11/30/2007	TARRANT	D207458157
TX	TARRANT	TX4390383.00	DORIS MARIE HUNT	12/10/2007	TARRANT	D207458156
TX	TARRANT	TX4390384.00	LUMINANT MINERAL DEV CO	12/21/2007	TARRANT	D208037639
TX	TARRANT	TX4390386.00	LUTHER M PARKERSON ET UX	1/31/2008	TARRANT	D208093950

Exhibit A Page 8

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390387.00	PTC PARTNERS LTD	1/31/2008	TARRANT	D208093949
TX	TARRANT	TX4390388.00	JO ELLEN MATHEWS	2/21/2008	TARRANT	D208113675
TX	TARRANT	TX4390389.00	SAM L SHUGART AKA SAMMY	2/18/2008	TARRANT	D208113672
TX	TARRANT	TX4390390.00	KENNETH MORTON ET UX	2/5/2008	TARRANT	D208113671
TX	TARRANT	TX4390391.00	JOSE C CARDONA	2/11/2008	TARRANT	D208113673
TX	TARRANT	TX4390392.00	LANNETTE WOODROW	2/26/2008	TARRANT	D208113670
TX	TARRANT	TX4390394.00	CORRAL FENCE CO	3/21/2008	TARRANT	D208174274
TX	TARRANT	TX4390405.00	KEITH A KIDWILL	4/18/2008	TARRANT	D208152721
TX	TARRANT	TX4390405.00	KEITH A KIDWILL	4/18/2008	TARRANT	D208406666
TX	TARRANT	TX4390406.00	ROY D JACQUOT JR	3/19/2008	TARRANT	D208160570
TX	TARRANT	TX4390409.00	ALPHA INDUSTRIES INC	3/14/2008	TARRANT	D208174784
TX	TARRANT	TX4390412.00	OAKWOOD BAPTIST CHURCH	2/15/2008	TARRANT	208113674
TX	TARRANT	TX4390416.00	NATHANIEL HALL ET UX	4/11/2008	TARRANT	208196888
TX	TARRANT	TX4390421.01	LLOYD C BLAIR	6/4/2008	TARRANT	D208256955
TX	TARRANT	TX4390422.01	REBEL REALTY INC	6/4/2008	TARRANT	D208256953
TX	TARRANT	TX4390423.99	REBEL REALTY INC	6/30/2008	TARRANT	D208255102
TX	TARRANT	TX4390423.99	REBEL REALTY INC	6/30/2008	TARRANT	D211097209
TX	TARRANT	TX4390424.99	LLOYD C BLAIR	6/30/2008	TARRANT	D208255101
TX	TARRANT	TX4390428.00	IMPERIAL EAGLE INVESTMENTS	6/30/2008	TARRANT	D208293788
TX	TARRANT	TX4390429.00	JUAN HERNANDEZ	6/4/2008	TARRANT	D210004987
TX	TARRANT	TX4390430.00	ENRIQUE L CASAS ET UX	6/4/2008	TARRANT	D208293787
TX	TARRANT	TX4390431.00	BETTY J DRAGOO	7/29/2008	TARRANT	D208378505
TX	TARRANT	TX4390433.00	LEWIS WALKER ET UX	6/13/2008	TARRANT	D208326302
TX	TARRANT	TX4390434.00	LUBERTA FULLILOVE	6/13/2008	TARRANT	D208326301
TX	TARRANT	TX4390435.00	SAMANTHA MCCOOL	6/4/2008	TARRANT	D208326300
TX	TARRANT	TX4390505.00	JIMMY R KERSEY ET UX	6/30/2008	TARRANT	D208326305
TX	TARRANT	TX4390513.00	JAMES L BRADDEN JR	7/7/2008	TARRANT	D208378509
TX	TARRANT	TX4390514.00	MARY FOSTER	6/26/2008	TARRANT	D208326306
TX	TARRANT	TX4390516.00	SHERRY J LAWHON ET VIR	7/19/2008	TARRANT	D208347986
TX	TARRANT	TX4390516.00	SHERRY J LAWHON ET VIR	7/19/2008
TX	TARRANT	TX4390517.00	SHERRY J LAWHON ET VIR	7/19/2008	TARRANT	D208378506
TX	TARRANT	TX4390517.00	SHERRY J LAWHON ET VIR	7/19/2008
TX	TARRANT	TX4390518.00	RICHARD L WATKINS ET UX	6/4/2008	TARRANT	D208378508
TX	TARRANT	TX4390522.01	BRUCE D BRADHAM ET UX	8/29/2008	TARRANT	D208346476
TX	TARRANT	TX4390522.02	KENNETH MICHAEL HILL ET UX	8/29/2008	TARRANT	D208346477
TX	TARRANT	TX4390525.00	DAVID YORK	8/11/2008	TARRANT	D208416398
TX	TARRANT	TX4390529.00	VERNA L TAYLOR	7/22/2008	TARRANT	D208416397
TX	TARRANT	TX4390530.00	LEOPOLDO FRANCO ET UX	8/13/2008	TARRANT	D208416396

Exhibit A Page 9

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390532.00	JESSE B AGUIRRE ET UX	8/9/2008	TARRANT	D208416401
TX	TARRANT	TX4390533.01	JOHN D ALEXANDER	7/15/2008	TARRANT	D208416392
TX	TARRANT	TX4390533.02	LOU NELL JOYNER	7/15/2008	TARRANT	D208416391
TX	TARRANT	TX4390533.03	J EARL ALEXANDER JR	7/15/2008	TARRANT	D208416390
TX	TARRANT	TX4390533.04	EDWARD H ALEXANDER	7/15/2008	TARRANT	D208416399
TX	TARRANT	TX4390533.05	CHRISTY DAWN WHEELER	12/2/2008	TARRANT	D209025877
TX	TARRANT	TX4390533.06	DANNY STREBECK	12/2/2008	TARRANT	D209025874
TX	TARRANT	TX4390533.07	RON STREBECK	12/8/2008	TARRANT	D209025876
TX	TARRANT	TX4390533.08	RITA HOPKINS ET VIR	12/2/2008	TARRANT	D209025875
TX	TARRANT	TX4390537.00	INDEPENDENT UTILITY CONSTR	8/26/2008	TARRANT	D208341454
TX	TARRANT	TX4390538.00	WILLIAMS PROPERTY COMPANY	8/26/2008	TARRANT	D208341453
TX	TARRANT	TX4390539.00	DAVID S HUMPHREY	8/15/2008	TARRANT	D208336089
TX	TARRANT	TX4390540.00	CW ROSS CONSTRUCTION INC	8/22/2008	TARRANT	D208336090
TX	TARRANT	TX4390542.00	ANDRES SOTO ET UX	8/26/2008	TARRANT	D208416402
TX	TARRANT	TX4390543.00	NELL MOORES	8/26/2008	TARRANT	D208416403
TX	TARRANT	TX4390544.00	LINDA THRELKELD	8/13/2008	TARRANT	D208416400
TX	TARRANT	TX4390545.00	SHRINERS HOSPITALS	6/27/2008	TARRANT	D208310231
TX	TARRANT	TX4390549.00	DC VANDERVOORT ET UX	9/27/2008	TARRANT	D208416415
TX	TARRANT	TX4390550.00	DANNY B BLACKWELL ET UX	8/26/2008	TARRANT	D208416409
TX	TARRANT	TX4390551.00	SOUTH CENTRAL INDUSTRIAL P	8/12/2008	TARRANT	D208416406
TX	TARRANT	TX4390552.00	DARRELL THOMPSON ET AL	8/26/2008	TARRANT	D208416407
TX	TARRANT	TX4390553.00	GEORGIA MAE BENNETT	8/11/2008	TARRANT	D208416408
TX	TARRANT	TX4390554.00	OLIN W GIBBINS	10/15/2008	TARRANT	D208447926
TX	TARRANT	TX4390556.00	CITY OF FORT WORTH	1/6/2009	TARRANT	D209011528
TX	TARRANT	TX4390557.00	PATRICIA ANN SINGLETON	8/31/2008	TARRANT	D208416414
TX	TARRANT	TX4390558.00	MIKE GUENTHER ET UX	8/31/2008	TARRANT	D208416412
TX	TARRANT	TX4390559.99	JULIA REESE	10/31/2008	TARRANT	D208432180
TX	TARRANT	TX4390563.99	JOE FERNANDEZ JR	10/24/2008	TARRANT	D208432179
TX	TARRANT	TX4390589.00	ELI VILLANUEVA	9/10/2008	TARRANT	D208416417
TX	TARRANT	TX4390591.00	METRO BUILDERS BY ANTANGA	9/12/2008	TARRANT	D208416386
TX	TARRANT	TX4390592.00	JAMES H AKINS	9/16/2008	TARRANT	D208416416
TX	TARRANT	TX4390593.00	JOSE ERIK MUNOZ	9/11/2008	TARRANT	D208416410
TX	TARRANT	TX4390596.00	MARK BARNES ET UX	9/2/2008	TARRANT	D208416411
TX	TARRANT	TX4390598.00	CAROLYN SPENCER	8/27/2008	TARRANT	D208411704
TX	TARRANT	TX4390677.00	JIMMY EARL REED ET UX	9/4/2008	TARRANT	D208464757
TX	TARRANT	TX4390728.00	GRACIE CAUGHRON BARNES	9/1/2008	TARRANT	D208411703

Exhibit A Page 10

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390729.00	J REYES MORENO ET UX	9/30/2008	TARRANT	D208464758
TX	TARRANT	TX4390730.00	GARY D WINBERRY	10/14/2008	TARRANT	D208464756
TX	TARRANT	TX4390733.00	VIRGINIA KIMBRO ET AL	7/22/2004	TARRANT	D204250875
TX	TARRANT	TX4390759.00	MARTIN S MOORE ET UX	10/24/2008	TARRANT	D208422773
TX	TARRANT	TX4390761.00	PAUL GREGORY JOEL	9/14/2008	TARRANT	D208422772
TX	TARRANT	TX4390762.01	KATHERINE MAGAR	9/16/2008	TARRANT	D208411702
TX	TARRANT	TX4390762.02	JOHN F GOSS ET UX	9/16/2008	TARRANT	D208411701
TX	TARRANT	TX4390785.00	WILLIAM A RAGSDILL ET UX	9/15/2008	TARRANT	D208464762
TX	TARRANT	TX4390792.00	GOLDIE GINIGEME	10/1/2008	TARRANT	D209029813
TX	TARRANT	TX4390796.00	LAWRENCE CARLIS ET UX	10/6/2008	TARRANT	D208464765
TX	TARRANT	TX4390797.00	NELDA TOMLIN MCCASLIN	10/27/2008	TARRANT	D209029822
TX	TARRANT	TX4390798.00	COLE GUTIERREZ AKA LAWRENC	10/12/2008	TARRANT	D208464764
TX	TARRANT	TX4390799.00	PISCATUR PROPERTIES LLC	10/3/2008	TARRANT	D208464768
TX	TARRANT	TX4390802.00	MARY LOUISE FENN	11/16/2008	TARRANT	D209029818
TX	TARRANT	TX4390803.00	PAUL L THOMPSON	11/22/2008	TARRANT	D209029817
TX	TARRANT	TX4390805.00	MIKE HONEYCUTT	11/15/2008	TARRANT	D209029819
TX	TARRANT	TX4390806.00	HERMAS VENTURA JR	11/3/2008	TARRANT	D209029816
TX	TARRANT	TX4390808.00	ST TX 109585	12/16/2008	TARRANT	D209004253
TX	TARRANT	TX4390809.00	ST TX 109584	12/16/2008	TARRANT	D209004252
TX	TARRANT	TX4390812.00	FULL GOSPEL TABERNACLE	10/28/2008	TARRANT	D209029810
TX	TARRANT	TX4390813.00	AUGUSTIN TELLEZ ET UX	12/2/2008	TARRANT	D209029821
TX	TARRANT	TX4390815.00	NGOC D BUI ET UX	10/22/2008	TARRANT	D209029808
TX	TARRANT	TX4390819.00	MELINDA T FULLER	9/26/2008	TARRANT	D209029812
TX	TARRANT	TX4390820.01	JUDY ANN TATUM ET VIR	12/2/2008	TARRANT	D209029814
TX	TARRANT	TX4390820.02	SARAH LEANA LOONEY LEACH	1/11/2011	TARRANT	D211078070
TX	TARRANT	TX4390820.03	JONATHAN JACOB LEACH	1/29/2011	TARRANT	D211078071
TX	TARRANT	TX4390820.04	ELMER EUGENE LEACH	1/11/2011	TARRANT	D211122583
TX	TARRANT	TX4390823.00	JAMES W GADDY ET UX	11/24/2008	TARRANT	D209045298
TX	TARRANT	TX4390830.00	MICHAEL A FOSTER	12/5/2008	TARRANT	D209028324
TX	TARRANT	TX4390840.00	SILVERSAGE LTD	12/23/2008	TARRANT	D209038064

Exhibit A Page 11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390842.00	THE OAKRIDGE SCHOOL INC	11/16/2005	TARRANT	D206068688
TX	TARRANT	TX4390843.00	ROSE PITTMAN	10/8/2008	TARRANT	D209045304
TX	TARRANT	TX4390853.00	CITY OF FORT WORTH	2/26/2009	TARRANT	D209071940
TX	TARRANT	TX4390854.00	TRUCK TRAILER SERVICES INC	2/26/2009	TARRANT	D209082158
TX	TARRANT	TX4390860.00	PLANTATION PROPERTIES LTD	3/4/2009	TARRANT	D209082157
TX	TARRANT	TX4390861.00	LEWIS BULL CORPORATION	2/19/2009	TARRANT	D209082156
TX	TARRANT	TX4390862.00	ARNOLD ANCHONDO SR ET AL	3/2/2009	TARRANT	D209119324
TX	TARRANT	TX4390864.00	JORGE HERNANDEZ ET UX	2/28/2009	TARRANT	D209093865
TX	TARRANT	TX4390865.00	MERRILL A NELSON ET UX	3/25/2009	TARRANT	D209093866
TX	TARRANT	TX4390866.00	KYLE EQUITIES LP	3/25/2009	TARRANT	D209168074
TX	TARRANT	TX4390869.00	MOSSON LP	5/29/2009	TARRANT	D209168075
TX	TARRANT	TX4390879.00	CINDY D KAPPEL	2/12/2009	TARRANT	D209109105
TX	TARRANT	TX4390880.00	JIMMY R KERSEY ET UX	2/4/2009	TARRANT	D209109107
TX	TARRANT	TX4390882.00	TAMMIE Y DOUGLAS	3/26/2009	TARRANT	D209109106
TX	TARRANT	TX4390884.01	MARTHA ABERNATHY ET VIR	3/28/2009	TARRANT	D209109108
TX	TARRANT	TX4390884.02	BRENDA KILLINGSWORTH	3/28/2009	TARRANT	D209109109
TX	TARRANT	TX4390884.03	WILLIAM STEPHENS	2/1/2010	TARRANT	D210039890
TX	TARRANT	TX4390884.04	JAMES STEPHENS ET UX	2/19/2010	TARRANT	D210039891
TX	TARRANT	TX4390884.05	ANDREW GAGE	2/19/2010	TARRANT	D210039892
TX	TARRANT	TX4390884.06	MARY FRANCES SAENZ ET VIR	2/1/2010	TARRANT	D210039894
TX	TARRANT	TX4390884.07	MARGIE ERWIN ET VIR	2/1/2010	TARRANT	D210039893
TX	TARRANT	TX4390886.00	DANNY EADES ET UX	4/9/2009	TARRANT	D209109110
TX	TARRANT	TX4390888.00	JEWELL LANDERS JR ET UX	5/11/2009	TARRANT	D209134575
TX	TARRANT	TX4390889.00	ST TX 110047	4/7/2009	TARRANT	D209111987
TX	TARRANT	TX4390891.01	CHARLENE HIGH ET VIR	3/28/2009	TARRANT	D209125156
TX	TARRANT	TX4390891.02	ANTHONY MARTINEZ	3/28/2009	TARRANT	D209125155
TX	TARRANT	TX4390891.03	CONNIE SIMMONS ET VIR	3/25/2009	TARRANT	D209125157
TX	TARRANT	TX4390891.04	STEVEN W PITTMAN ET UX	3/28/2009	TARRANT	D209125158
TX	TARRANT	TX4390891.05	ROSE PITTMAN	4/20/2009	TARRANT	D209119323
TX	TARRANT	TX4390891.06	TANNA MARTINEZ	2/15/2010	TARRANT	D210046611
TX	TARRANT	TX4390895.00	EASTLAND REAL ESTATE INV	3/23/2009	TARRANT	D209127371
TX	TARRANT	TX4390898.00	ROSALIA CERVANTES	4/10/2009	TARRANT	D209136881
TX	TARRANT	TX4390903.00	RAYMOND LESLIE WHALEY SR	5/14/2009	TARRANT	D209140939
TX	TARRANT	TX4390905.00	JAIME MORQUECHO	2/19/2009	TARRANT	D209145771
TX	TARRANT	TX4390912.00	MUGEER OMAR ET UX	5/6/2009	TARRANT	D209154621
TX	TARRANT	TX4390913.00	CITY OF FORT WORTH	6/16/2009	TARRANT	D209166519
TX	TARRANT	TX4390919.00	CITY OF FORT WORTH	6/25/2009	TARRANT	D209188093
TX	TARRANT	TX4390922.00	RUSTEM GASHI ET UX	6/18/2009	TARRANT	D209195609

Exhibit A Page 12

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390925.00	ALEXANDER ALFARO ET UX	7/9/2009	TARRANT	D209209831
TX	TARRANT	TX4390936.00	SCOTT HENSEL	7/21/2009	TARRANT	D209220526
TX	TARRANT	TX4390940.00	ARCTX MINERALS LLC	9/4/2009	TARRANT	D209242224
TX	TARRANT	TX4390941.00	LARRY H JACKSON ET UX	8/17/2009	TARRANT	D209237004
TX	TARRANT	TX4390944.00	ELLIOTT AND LILLIAN LTD	9/18/2009	TARRANT	D209249790
TX	TARRANT	TX4390945.00	EMILIO H CANTU	3/26/2009	TARRANT	D209329178
TX	TARRANT	TX4390947.00	BLANCA GAONA	8/24/2009	TARRANT	D209248926
TX	TARRANT	TX4390948.00	DONALD K SIEWERT ET UX	8/4/2009	TARRANT	D209254721
TX	TARRANT	TX4390950.00	MINNIE LOUISE WESTBROOK	8/13/2009	TARRANT	D209269912
TX	TARRANT	TX4390951.00	MORROW FAMILY TRUST	10/19/2009	TARRANT	D209286755
TX	TARRANT	TX4390952.00	ARCTX MINERALS LLC	10/29/2009	TARRANT	D209295177
TX	TARRANT	TX4390953.00	ST TX MF-110325	10/6/2009	TARRANT	D209283998
TX	TARRANT	TX4390967.00	ROSARIO ALVARADO ET VIR	11/17/2009	TARRANT	D209327309
TX	TARRANT	TX4390969.99	ANNIE MAE RUDD	1/9/2010	TARRANT	D210006291
TX	TARRANT	TX4390970.00	JS PROPERTIES LP	12/1/2009	TARRANT	D210002550
TX	TARRANT	TX4390972.00	WALTER LEE TORRANCE	12/18/2009	TARRANT	D210002924
TX	TARRANT	TX4390973.00	REZA ALAVI	4/9/2009	TARRANT	D210004988
TX	TARRANT	TX4390974.00	REZA ALAVI	1/8/2010	TARRANT	D210008019
TX	TARRANT	TX4390975.00	CITY OF FORT WORTH	1/14/2010	TARRANT	D210013153
TX	TARRANT	TX4390976.99	ALAN SPARKS / MARY SPARKS AIF	2/3/2010	TARRANT	D210030172
TX	TARRANT	TX4390980.99	DENNIS DEAN JONES ET UX	1/25/2010	TARRANT	D210035126
TX	TARRANT	TX4390981.99	DONALD RAY JONES ET UX	1/25/2010	TARRANT	D210035127
TX	TARRANT	TX4390985.00	ST TX MF-110554	2/2/2010	TARRANT	D210039889
TX	TARRANT	TX4390991.99	MICHELLE D MORRISON ET AL	2/28/2010	TARRANT	D210086544
TX	TARRANT	TX4390992.00	GEARY S STOWE JR	2/8/2010	TARRANT	D210051486
TX	TARRANT	TX4390993.99	IDA DAMRON ET AL	6/30/2010	TARRANT	D210200632
TX	TARRANT	TX4390994.00	CITY OF FORT WORTH	3/15/2010	TARRANT	D210067244
TX	TARRANT	TX4390995.99	SAMUEL W OGDEN ET UX	3/31/2010	TARRANT	D210079049
TX	TARRANT	TX4390996.99	VICTOR P HARRISON ET UX	4/3/2010	TARRANT	D210079049
TX	TARRANT	TX4390996.99	VICTOR P HARRISON ET UX	4/3/2010	TARRANT	D210079050
TX	TARRANT	TX4390997.00	BOOKER JOHNSON ET UX	2/1/2010	TARRANT	D210057851
TX	TARRANT	TX4390997.00	BOOKER JOHNSON ET UX	2/1/2010	TARRANT	D210156106
TX	TARRANT	TX4391002.99	RAYMOND ROSCOE CHANCE JR	4/13/2010	TARRANT	D210086539
TX	TARRANT	TX4391003.99	DENISE ANNETTE FOUCHEY GWINN	4/3/2010	TARRANT	D210086541
TX	TARRANT	TX4391004.99	JAMES RAEGAN DAVIS ET AL	4/3/2010	TARRANT	D210086538
TX	TARRANT	TX4391005.99	RICHARD CARTER JR ET AL	4/2/2010	TARRANT	D210086537

Exhibit A Page 13

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4391006.99	ROSEMARY L CHANCE ALBRIGHT	4/13/2010	TARRANT	D210086540
TX	TARRANT	TX4391008.00	ROBERT A BRODE ET UX	7/1/2010	TARRANT	D210250698
TX	TARRANT	TX4391010.00	ST TX MF-110644	3/23/2010	TARRANT	D210086560
TX	TARRANT	TX4391017.00	LOUIS F AKA LUIS RUIZ ET UX	5/11/2010	TARRANT	D210114850
TX	TARRANT	TX4391017.99	CITY OF FT WORTH	8/9/2010	TARRANT	D210198703
TX	TARRANT	TX4391018.99	CITY OF FT WORTH	8/4/2010	TARRANT	D210198705
TX	TARRANT	TX4391020.00	CITY OF FORT WORTH	5/18/2010	TARRANT	D210129774
TX	TARRANT	TX4391029.99	MORROW FAMILY TRUST 8-10-92	6/28/2010	TARRANT	D210156105
TX	TARRANT	TX4391031.00	BILLIE JOYCE PERRY INDIV AND EXEC	6/3/2010	TARRANT	D210134912
TX	TARRANT	TX4391035.00	BOOKER JOHNSON ET UX	6/17/2010	TARRANT	D210156106
TX	TARRANT	TX4391075.00	LEWIS & ASSOC REALTORS	9/17/2010	TARRANT	D210232350
TX	TARRANT	TX4391091.00	FT WORTH TERMINALS LLC	8/17/2010	TARRANT	D210262808
TX	TARRANT	TX4391092.00	CROWN ENTERPRISES INC	8/17/2010	TARRANT	D210262807
TX	TARRANT	TX4391182.00	ERNEST THOMAS ET UX	11/22/2010	TARRANT	D211006602
TX	TARRANT	TX4391187.00	DON VALK	12/30/2010	TARRANT	D211001528
TX	TARRANT	TX4391189.00	ERNEST THOMAS ET UX	11/23/2010	TARRANT	D211006601
TX	TARRANT	TX4391233.00	LINDA L ATKINS	1/6/2011	TARRANT	D211024558
TX	TARRANT	TX4391239.00	SCOTT R DAVIDSON	1/6/2011	TARRANT	D211024560
TX	TARRANT	TX4391253.00	MIKE MURRAY ET UX	2/3/2011	TARRANT	D211044528
TX	TARRANT	TX4391256.99	JUAN HERNANDEZ	12/20/2010	TARRANT	D210319282
TX	TARRANT	TX4391262.00	GDF PROPERTIES	3/30/2011	TARRANT	D211075997
TX	TARRANT	TX4391285.01	KEITH & KIMBERLY HAMPTON	6/2/2011	TARRANT	D211141700
TX	TARRANT	TX4391285.02	SANDRA SMITH	6/2/2011	TARRANT	D211141699
TX	TARRANT	TX4391300.01	DAVID ORTIZ ROMERO	8/12/2011	TARRANT	D211212308
TX	TARRANT	TX4391360.99	VANTAGE FORT WORTH ENERGY LLC	4/26/2013	TARRANT
TX	TARRANT	TX4391361.01	WILLIAM HORACE ANDERTON	1/2/2013	TARRANT	D213019851
TX	TARRANT	TX4391361.02	DAVID RAY ANDERTON	12/27/2012	TARRANT	D213019853
TX	TARRANT	TX4391361.03	RICHARD ANDERTON JR	12/27/2012	TARRANT	D213019852

Exhibit A Page 14

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

EXHIBIT B
to the
GAS GATHERING AGREEMENT
This Exhibit B is attached to the Gas Gathering Agreement (the "Agreement") dated effective April 1, 2016 by and between BlueStone Natural Resources II, LLC, as Producer, and Cowtown Pipeline Partners L.P., as Gatherer, and made a part thereof for all purposes. All defined terms used herein shall have the same meaning as set forth in the Agreement.

Gathering System Receipt Point(s)

Ownership	Sales Meter Name	Meter #	Active?
CMLP/QRI	BLAIR EAST 1H	TX35976	Active
CMLP/QRI	BLAIR EAST 2H	TX34017	Active
CMLP/QRI	BLAIR EAST 3H	TX34015	Active
CMLP/QRI	BLAIR EAST 4H	TX34018	Active
CMLP/QRI	BLAIR EAST 5H	TX35975	Active
CMLP	BOSWELL NORTH 1-9 SALES	TX20426	Active
CMLP	BOSWELL SOUTH SALES	TX20975	Active
CMLP/QRI	CITY OF ARLINGTON 1H	TX32737	Active
CMLP/QRI	CITY OF ARLINGTON 2H	TX32738	Active
CMLP/QRI	CITY OF ARLINGTON 3H	TX32739	Active
CMLP/QRI	CITY OF ARLINGTON 4H	TX32740	Active
CMLP/QRI	CITY OF ARLINGTON 5H	TX32741	Active
CMLP/QRI	CITY OF ARLINGTON 6H	TX32742	Active
CMLP/QRI	CITY OF ARLINGTON 7H	TX33814	Active
CMLP/QRI	CITY OF ARLINGTON 8H	TX33807	Active
CMLP/QRI	CITY OF ARLINGTON 9H	TX33808	Active
CMLP/QRI	CITY OF ARLINGTON 10H	TX33809	Active
CMLP/QRI	CITY OF ARLINGTON 11H	TX33810	Active
CMLP/QRI	CITY OF ARLINGTON 12H	TX33811	Active
CMLP/QRI	CITY OF ARLINGTON 14H	TX33813	Active
CMLP	DUKE SALES	TX50001	Active
CMLP	EXELON NORTH SALES	TX20616	Active
CMLP/QRI	EXELON SOUTH 1H	TX32730	Active
CMLP/QRI	EXELON SOUTH 2H	TX32731	Active
CMLP	EXELON SOUTH 3H	TX32732	Active
CMLP/QRI	EXELON SOUTH 4H	TX32733	Active
CMLP/QRI	EXELON SOUTH 6H	TX32735	Active

Exhibit B Page 1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ownership	Sales Meter Name	Meter #	Active?
CMLP/QRI	EXELON SOUTH 7H	TX33912	Active
CMLP/QRI	EXELON SOUTH 8H	TX33934	Active
CMLP/QRI	EXELON SOUTH 9H	TX33935	Active
CMLP	EXELON SOUTH 10H	TX33936	Active
CMLP/QRI	EXELON SOUTH 12H	TX33938	Active
CMLP	LAWHON SOUTH UNIT 2H	TX34086	Active
CMLP/QRI	LAWHON SOUTH UNIT 5H	TX34087	Active
CMLP/QRI	LAWHON SOUTH UNIT 7H	TX34071	Active
CMLP/QRI	LAWHON SOUTH UNIT 10H	TX34051	Active
CMLP/QRI	LAWHON SOUTH UNIT 11H	TX34058	Active
CMLP/QRI	LAWHON SOUTH UNIT 12H	TX34053	Active
CMLP/QRI	LAWHON SOUTH UNIT 13H	TX34052	Active
CMLP/QRI	LAWHON SOUTH UNIT 1H	TX34072	Active
CMLP	LAWHON WEST UNIT 2H	TX34861	Active
CMLP/QRI	MARTIN 820 1H	TX32000	Active
CMLP	MARTIN 820 3H	TX33416	Active
CMLP/QRI	MARTIN 820 4H	TX33392	Active
CMLP	MARTIN 820 5H	TX33393	Active
CMLP/QRI	MARTIN 820 6H	TX33396	Active
CMLP	OLCOTT NORTH A SALES	TX21004	Active
CMLP	OLCOTT SOUTH SALES	TX20673	Active
CMLP/QRI	SOUTH LOOP 820 1H	TX33664	Active
Texas Midstream (Williams)	VILLAGE CREEK PAD CRP	22421	Active
CMLP/QRI	WHIZ Q EAST UNIT 5H	TX34303	Active
CMLP/QRI	WHIZ Q EAST UNIT 11H	TX34808	Active
CMLP/QRI	WHIZ Q EAST UNIT 12H	TX34802	Active
CMLP/QRI	WHIZ Q WEST UNIT 5H	TX35056	Active
CMLP/QRI	WHIZ Q WEST UNIT 6H	TX35051	Active
CMLP/QRI	DUKE UNIT 1H	TX33219	Inactive
CMLP/QRI	LAWHON WEST UNIT 1H	TX34860	Inactive
CMLP	LAWHON WEST UNIT 3H	TX34862	Inactive
CMLP	MARTIN 820 2H	TX32010	Inactive
CMLP/QRI	WHIZ Q WEST UNIT 4H	TX35052	Inactive

Delivery Point(s) to Transporter

Exhibit B Page 2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Delivery Point	Transporter	Meter
Handley Quicksilver	Energy Transfer Fuel, LP	#009783

Exhibit B Page 3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

EXHIBIT C
to the
GAS GATHERING AGREEMENT

This Exhibit C is attached to the Gas Gathering Agreement (the "Agreement") dated effective April 1, 2016 by and between BlueStone Natural Resources II, LLC, as Producer, and Cowtown Pipeline Partners L.P., as Gatherer, and made a part thereof for all purposes. All defined terms used herein shall have the same meaning as set forth in the Agreement.

Third Party Gatherer’s Receipt Point:

Village Creek Pad – Access Meter #22421

Third Party Delivery Point(s):

Delivery Point	Description	Meter
Crestwood Offload Point	Offload point between Third Party Gatherer and Gatherer’s Gathering System	TX20542
ETC Delivery Point	Mercado ETC Del	OMV10115
ETC Delivery Point	4th Street ETC Del	OMV10271
ETC Delivery Point	Delga ETC Del	OMV10107

Exhibit C Page 1
3230483v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

EXHIBIT D
to the
GAS GATHERING AGREEMENT

This Exhibit D is attached to the Gas Gathering Agreement (the "Agreement") dated effective April 1, 2016 by and between BlueStone Natural Resources II, LLC, as Producer, and Cowtown Pipeline Partners L.P., as Gatherer, and made a part thereof for all purposes. All defined terms used herein shall have the same meaning as set forth in the Agreement.

AREA	WELL
BARNETT LA	BLAIR EAST UNIT 4H
BARNETT LA	EXELON NORTH 13H
BARNETT LA	EXELON SOUTH 10H
BARNETT LA	EXELON SOUTH 3H
BARNETT LA	EXELON SOUTH 8H
BARNETT LA	LAWHON SOUTH UNIT 13H
BARNETT LA	WHIZ Q WEST UNIT 5H
BARNETT LA	WHIZ Q WEST UNIT 6H

Exhibit D Page 1
3230483v2